Exhibit 4.2

AMENDED AND RESTATED TRUST AGREEMENT

among

GENERAL ELECTRIC CAPITAL CORPORATION,
as Sponsor

THE BANK OF NEW YORK MELLON,
as Property Trustee

BNY MELLON TRUST OF DELAWARE,
as Delaware Trustee

and

THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

Dated as of March ●, 2010

GE CAPITAL TRUST I

Certain Sections of this Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture Act Section		Trust Agreement Section

(§)310	(a)(1)	8.07
	(a)(2)	8.07
	(a)(3)	8.09
	(a)(4)	2.07(a)(ii)
	(b)	8.08
(§)311	(a)	8.13
	(b)	8.13
(§)312	(a)	5.08
	(b)	5.08
	(c)	5.08
(§)313	(a)	8.15(a)
	(a)(4)	8.15(b)
	(b)	8.15(b)
	(c)	10.07
	(d)	8.15(c)
(§)314	(a)	8.16
	(b)	Not Applicable
	(c)(1)	8.17
	(c)(2)	8.17
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.01, 8.17
(§)315	(a)	8.01(a), 8.03(a)
	(b)	8.02, 10.8
	(c)	8.01(d)
	(d)	8.01, 8.03
	(e)	10.01
(§)316	(a)(1)(A)	6.01(d)
	(a)(1)(B)	6.01(d)
	(a)(2)	Not Applicable
	(b)	5.13(b) and (c)
	(c)	Not Applicable
(§)317	(a)(1)	Not Applicable
	(a)(2)	Not Applicable
	(b)	5.10
(§)318	(a)	10.09

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

i

Exhibit A	Certificate of Trust
Exhibit B	Form of Common Securities Certificate
Exhibit C	Form of Trust Securities Certificate
Exhibit D	Form of Certification of U.S. Status for Execution within the U.S.
Exhibit E	Form of Certification of U.S. Status for Execution outside the U.S.
Exhibit F	Form of Certification of Qualified Agent for Execution within the U.S.
Exhibit G	Form of Certification of Qualified Agent for Execution outside the U.S.

AMENDED AND RESTATED TRUST AGREEMENT

          AMENDED AND RESTATED TRUST AGREEMENT, dated as of March ●, 2010 among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (including any successors or assigns, “GE Capital” or the “Sponsor”), THE BANK OF NEW YORK MELLON, as property trustee (in such capacity, the “Property Trustee”), BNY MELLON TRUST OF DELAWARE, as Delaware trustee (in such capacity, the “Delaware Trustee”), ●, an individual, ●, an individual, and ●, an individual, each of whose address is c/o General Electric Capital Corporation, 201 High Ridge Road, Stamford, Connecticut 06927 (each an “Administrative Trustee” and collectively the “Administrative Trustees”) (the Property Trustee, the Delaware Trustee and the Administrative Trustees being referred to collectively as the “Trustees”), and the several Holders, as hereinafter defined.

WITNESSETH

          WHEREAS, a statutory trust under the name “GE Capital Trust I” was established pursuant to the Delaware Statutory Trust Act and the Trust Agreement, dated as of January 26, 2010 (the “Original Trust Agreement”), and by the execution and filing by the Property Trustee and the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on January 26, 2010, attached as Exhibit A;

          WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of five Common Securities by the Trust to the Sponsor in exchange for $5,000 principal amount of Debentures, (ii) the issuance of the Trust Securities by the Trust to Holders in exchange for Debentures in accordance with the terms of the Exchange Offer and (iii) the acquisition by the Trust of all the right, title and interest in the Trust Debentures;

          NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

ARTICLE 1
DEFINED TERMS

          Section 1.01.     Definitions.

          For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a)          The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b)          All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c)          The words “include”, “includes” and “including” are deemed to be followed by the phrase “without limitation”;

          (d)          All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles that are generally accepted in the United States at the date or time of such computation; provided that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Sponsor;

          (e)          Unless the context otherwise requires, any reference to an “Article”, a “Section” or an “Exhibit” refers to an Article, a Section or an Exhibit, as the case may be, of or to this Trust Agreement; and

          (f)          The words “hereby”, “herein”, “hereof” and “hereunder” and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

          “Additional Interest” means, with respect to the Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by GE Capital on a Like Amount of Trust Debentures for such period.

          “Administrative Trustees” means each of the individuals identified as an “Administrative Trustee” in the preamble to this Trust Agreement, solely in such individual’s capacity as Administrative Trustee of the Trust and not in such individual’s individual capacity, or such Administrative Trustee’s successor in interest in such capacity, or any successor Administrative Trustee appointed as herein provided.

          “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

          “Applicable Procedures” means, with respect to any transfer or transaction involving a book-entry interest in a Global Trust Security, the rules and procedures of the applicable Clearing Agency to the extent applicable to such transaction and as in effect from time to time.

          “Applicable Regulatory Authority” means, for any date on which GE Capital is subject to regulatory oversight, any governmental authority, or any independent agency created under any governmental authority, that has promulgated regulations to which GE Capital is subject under which GE Capital is required to maintain specific levels of capital.

          “Authorized Officer” of any Person means any officer of such Person or any Person authorized by or pursuant to a resolution of the Board of Directors of such Person to act in respect of matters relating to this Trust Agreement.

          “Bankruptcy Laws” has the meaning specified in Section 10.08.

          “Board of Directors” means either the board of directors of GE Capital or any committee of such board duly authorized to act on behalf of such board hereunder.

          “Business Day” means any day other than a Saturday or Sunday or any other day on which banking institutions are generally authorized or obligated by law or regulation to close in The City of New York or, during the Floating Rate Period, in London, England.

          “Certificate Depository Agreement” means the Letter of Representations between the Trust and DTC, as the initial Clearing Agency, dated as of the Settlement Date.

          “Change in Law” means a change in the U.S. federal income tax laws or the release of an administrative pronouncement that represents an official position of a U.S. federal governmental authority, including a clarification of an official position of such authority, in each case after the closing of the Exchange Offer.

          “Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. DTC will be the initial Clearing Agency

          “Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          “Common Securities” means the common securities issued by the Trust in accordance with this Trust Agreement and evidencing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 per Common Security and having the other rights and privileges provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution to the extent provided herein.

          “Common Securities Subscription Agreement” means the subscription agreement executed and delivered by GE Capital and the Trust contemporaneously with the execution and delivery of this Trust Agreement, pursuant to which GE Capital will agree to exchange $5,000 principal amount of Debentures for $5,000 aggregate Liquidation Amount of Common Securities.

          “Corporate Trust Office” means (i) when used with respect to the Property Trustee or the Indenture Trustee, the office of the Property Trustee or the Indenture Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at The Bank of New York Mellon, 101 Barclay Street, 8W, New York, New York 10286, and (ii) when used with respect to the Delaware Trustee, the principal office of the Delaware Trustee located at BNY Mellon Trust of Delaware, 100 White Clay Center, Suite 102, Newark, DE 19711.

          “Creditor” has the meaning specified in Section 4.09.

          “Dealer Manager Agreement” the Dealer Manager Agreement, dated February 2, 2010, among the Trust, the Sponsor and the Dealer Manager named therein.

          “Debentures” means the 6.375% Fixed to Floating Rate USD Subordinated Debentures due 2067 issued by GE Capital.

          “Debenture Event of Default” has the meaning given to the term “Event of Default” in the Indenture.

          “Definitive Trust Securities” means the Trust Securities in fully registered form, registered in the names of the holders thereof, and not in global registered form.

          “Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as it may be amended from time to time.

          “Delaware Trustee” means the Person identified as the “Delaware Trustee” in the preamble to this Trust Agreement, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

          “Distribution Payment Date” means, with respect to the Fixed Rate Period, May 15 and November 15 of each year, commencing May 15, 2010 until and including November 15, 2017 and, with respect to the Floating Rate Period, February 15, May 15, August 15 and November 15 of each year, commencing February 15, 2018.

          “Distribution Period” means the period beginning on and including November 15, 2009 and ending on but excluding the first Distribution Payment Date and each period after that beginning on and including a Distribution Payment Date and ending on but excluding the next Distribution Payment Date.

          “Distributions” means amounts payable in respect of the Trust Securities as provided in Section 4.01.

          “DTC” means The Depository Trust Company.

          “Exchange Act” means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended and in effect from time to time.

          “Exchange Agent” means Global Bondholder Services Corporation pursuant to the Exchange Agent Agreement entered into by GE Capital, the Trust and the Exchange Agent in connection with the Exchange Offer.

          “Exchange Agent Agreement” means the Exchange Agent Agreement entered into among GE Capital, the Trust and the Exchange Agent in connection with the transactions contemplated by the Exchange Offer.

          “Exchange Event” has the meaning specified in Section 9.02(a).

          “Exchange Offer” means the Exchange Offer contemplated by the Prospectus and the Dealer Manager Agreement.

          “Extension Period” shall have the meaning specified in the Debentures.

          “Fixed Rate Period” means the period commencing on and including the original issue date of the Debentures and ending on but excluding November 15, 2017.

          “Floating Rate Period” means the period commencing on and including November 15, 2017 and ending on but excluding November 15, 2067.

          “Global Trust Securities” shall mean the certificates evidencing the Trust Securities issued in book-entry form, registered in the name of and held by or on behalf of DTC or a nominee thereof.

          “Guarantee Agreement” means the Guarantee Agreement executed and delivered on the date hereof by GE Capital and the Guarantee Trustee thereunder for the benefit of the holders of the Trust Securities, as the same may be amended from time to time.

          “Holder” means a Person in whose name a Security or Securities are registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Statutory Trust Act.

          “Indenture” means the Indenture for Subordinated Debentures, dated as of September 1, 2006, between GE Capital and the Indenture Trustee, as the same may be further amended or supplemented from time to time, together with the Officers’ Certificate establishing the terms of the Debentures thereunder.

          “Indenture Trustee” means the Person identified as the “Trustee” in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or any successor Trustee appointed as provided in the Indenture.

          “Initial Trust Property” has meaning specified in Section 2.03(a).

          “Investment Company Act” means the Investment Company Act of 1940, as amended, or any successor statute thereto, in each case as amended and in effect from time to time.

          “Issue Date” shall mean March ●, 2010.

          “Lien” means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          “Like Amount” means:

          (a)          with respect to the initial issuance of the Securities, Trust Debentures deposited with the Property Trustee as contemplated by the Exchange Offer and the Common Securities Subscription Agreement having a principal amount equal to the Liquidation Amount of the Securities to be issued hereunder as contemplated by the Exchange Offer,

          (b)          with respect to a redemption of any Securities, Securities having a Liquidation Amount equal to the principal amount of Trust Debentures to be contemporaneously redeemed or repaid in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Securities,

          (b)          with respect to an automatic exchange of Securities for Trust Debentures following the occurrence of an Exchange Event or a distribution of Trust Debentures to Holders of Securities in connection with a dissolution or liquidation of the Trust, Trust Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder with or to whom such Trust Debentures are exchanged or distributed, and

          (c)          with respect to any distribution of interest or Additional Interest to Holders of Securities, Trust Debentures having a principal amount equal to the Liquidation Amount of the Securities in respect of which such distribution is made.

          “Liquidation Amount” means the stated amount of $1,000 per Trust Security with respect to the Trust Securities and $1,000 per Common Security with respect to the Common Securities.

          “Liquidation Date” means the date of the dissolution of the Trust pursuant to Section 9.05.

          “Liquidation Distribution” has the meaning specified in Section 9.05(d).

          “Maturity Date” with respect to the Debentures has the meaning specified in the Debentures.

          “Officers’ Certificate” means, with respect to any person, a certificate signed by any two Authorized Officers of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

          (a)          a statement by each officer signing the Officers’ Certificate that such officer has read the covenant or condition and the definitions relating thereto;

          (b)          a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers’ Certificate;

          (c)          a statement that such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d)          a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

          “Opinion of Counsel” means a written opinion of counsel, who may be counsel for or an employee of the Holder of the Common Securities or an Affiliate of such Holder, and who shall be reasonably acceptable to the Property Trustee.

          “Optional Redemption Right” means the right of GE Capital under the Indenture and the Debentures to redeem Debentures at a make-whole redemption amount at any time prior to November 15, 2017, other than in connection with a Tax Event, as defined in the Debentures.

          “Original Trust Agreement” has the meaning specified in the recitals to this Trust Agreement.

          “Outstanding”, when used with respect to Securities, means, as of any date of determination, all Securities theretofore executed, authenticated and delivered under this Trust Agreement, except:

          (a)          Securities theretofore cancelled by the Property Trustee or delivered to the Property Trustee for cancellation;

          (b)          Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

          (c)          Securities that have been paid or in exchange for or in lieu of which other Securities have been executed and delivered pursuant to Sections 5.04, 5.05, 5.06 and 5.11;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request hereunder, Trust Securities owned by the Holder of the Common Securities, any Trustee or any Affiliate of the Holder of the Common Securities or of any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, only Trust Securities that such Trustee knows to be so owned shall be so disregarded, and (b) the foregoing shall not apply at any time when all of the outstanding Trust Securities are owned by the Holder of the Common Securities, one or more of the Trustees and/or any such Affiliate. Trust Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee’s right so to act with respect to such Trust Securities and that the pledgee is not the Holder of the Common Securities, any Trustee or any Affiliate of such Holder or such Trustee. Upon the written request of the Property Trustee or the Indenture Trustee not more frequently than once in any calendar quarter, the Sponsor shall furnish to such trustee promptly an Officers’ Certificate listing and identifying all Trust Securities, if any, known by the Sponsor to be owned by, held by, or for the account of the Sponsor, any Trustee or any Affiliate of the Sponsor or of any Trustee, and subject to the provisions of Section 8.01, the Property Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Trust Securities not listed therein are Outstanding for the purpose of any such determination.

          “Owner” means each Person who is the beneficial owner of a beneficial interest in the relevant Security, which, in the case of a Global Trust Security, is the Person who is the beneficial owner of a beneficial interest in the Global Trust Security as reflected in the records of a Clearing Agency or, if a Clearing Agency Participant is not the beneficial owner of a beneficial interest in such Global Trust Security, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

          “Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be The Bank of New York Mellon.

          “Payment Account” means a segregated non-interest-bearing corporate trust account maintained by or on behalf of the Property Trustee for the benefit of the Holders in which all amounts paid in respect of the Trust Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.01 and 4.02.

          “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          “Property Trustee” means the Person identified as the “Property Trustee” in the preamble to this Trust Agreement, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or any initial or subsequent successor in interest in such capacity appointed as herein provided.

          “Prospectus” means the Prospectus, dated February 2, 2010, of GE Capital and the Trust relating to the offer to exchange Trust Securities for Debentures pursuant to the Exchange Offer.

          “Qualified Agent” has the meaning specified in Section 6.02(b).

          “Qualified U.S. Holder” means an Owner of Trust Securities that has provided identifying information to the Property Trustee in the form of Exhibit D or Exhibit E, as applicable, pursuant to which the Owner has certified that (i) the identifying information is true, correct and complete, and (ii) the Owner is (x) a United States Person, (y) acting solely for its own account, and (z) not acting in connection with any understanding or arrangement, including a reimbursement agreement, that has a purpose to enable any other Person to provide indirect indemnification to the Property Trustee (the Property Trustee, subject to Section 8.01 (without regard to Section 8.03(g)), being entitled to rely conclusively on such certification without any requirement for independent investigation).

          “Redemption Date” means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement.

          “Redemption Price” means, with respect to any Security, the amount received by the Trust upon the redemption or repayment, whether at or prior to the Maturity Date, of a Like Amount of Trust Debentures.

          “Relevant Trustee” has the meaning specified in Section 8.10.

          “Replacement Covenant” means the Replacement Covenant entered into by GE Capital for the benefit of each Covered Debtholder specified therein in connection with the original issuance of the Debentures.

          “Responsible Officer” means, with respect to the Property Trustee, any officer of the Property Trustee assigned to its corporate trust administration department, or with respect to a particular corporate trust matter, any officer of the Property Trustee to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

          “Securities” means the Common Securities and the Trust Securities.

          “Securities Act” means the Securities Act of 1933, and any successor statute thereto, in each case as amended and in effect from time to time.

          “Securities Register” and “Securities Registrar” have the respective meanings specified in Section 5.05.

          “Settlement Date” means the date on which the transactions contemplated by the Prospectus and the Dealer Manager Agreement are settled.

          “Sponsor” has the meaning specified in the recitals to this Trust Agreement.

          “Sponsor Affiliated Owner” has the meaning specified in Section 9.07.

          “Successor Securities” has the meaning specified in Section 9.06.

          “Termination Event” has the meaning specified in Section 9.03.

          “Trust” means the Delaware statutory trust known as “GE Capital Trust I,” which was formed on January 26, 2010 under the Delaware Statutory Trust Act pursuant to the Original Trust Agreement and the filing of the Certificate of Trust, and continued pursuant to this Trust Agreement.

          “Trust Agreement” means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits, and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are required to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

          “Trust Debentures” means the Debentures deposited with the Trust as contemplated herein and by the Dealer Manager Agreement in accordance with the terms of the Exchange Agent Agreement and the Common Securities Subscription Agreement.

          “Trust Debenture Redemption Date” means, with respect to any Trust Debentures to be redeemed under the Indenture, the date fixed for redemption of such Trust Debentures under the Indenture.

          “Trust Event of Default” means the occurrence of a Debenture Event of Default.

          “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          “Trust Property” means (a) the Trust Debentures, (b) any cash on deposit in, or owing to, the Payment Account, and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Trust Agreement.

          “Trust Securities” means the preferred securities issued by the Trust in accordance with this Trust Agreement evidencing an undivided beneficial ownership interest in the assets of the Trust, having a Liquidation Amount of $1,000 per Trust Security and having the rights provided therefor in this Trust Agreement, including the right to receive the Distributions, the Redemption Price and any Liquidation Distribution provided for herein.

          “Trustees” has the meaning specified in the preamble to this Trust Agreement.

          “United States Person” means a person treated as a United States person under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

ARTICLE 2
CONTINUATION OF THE TRUST

          Section 2.01.     Name.

          The trust established under the Original Trust Agreement and continued hereby shall be known as “GE Capital Trust I”, as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          Section 2.02.     Office of the Delaware Trustee; Principal Place of Business.

          The address of the Delaware Trustee in the State of Delaware is BNY Mellon Trust of Delaware, 100 White Clay Center, Suite 102, Newark, DE 19711 or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders, the Property Trustee and the Administrative Trustees. The principal executive office of the Trust is c/o General Electric Capital Corporation, 201 High Ridge Road, Stamford, Connecticut 06927 or such other address as the Sponsor may designate by written notice to the Holders, the Property Trustee and the Administrative Trustees.

          Section 2.03. Initial Contribution of Trust Property; Organizational Expenses.

          (a)      GE Capital deposited the sum of $1 in connection with the establishment of the Trust pursuant to the Original Trust Agreement, which constituted the initial Trust Property (the “Initial Trust Property”).

          (b)      GE Capital agrees to pay the expenses of the Trust in accordance with the provisions of Section 4.09(a). Upon request of any Trustee, GE Capital agrees to promptly reimburse such Trustee for any such expenses paid by such Trustee.

          (c)      GE Capital shall make no claim upon the Trust Property for the payment of such expenses.

          Section 2.04. Issuance of the Common Securities.

          Contemporaneously with the execution and delivery of this Trust Agreement, GE Capital acknowledges receipt and return of the Initial Trust Property and an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Sections 5.02 and 5.03, and deliver to the Property Trustee for authentication, and the Property Trustee shall authenticate and deliver to the Sponsor, a single definitive certificate evidencing the Common Securities, substantially in the form attached as Exhibit B, registered in the name of the Sponsor, in an aggregate Liquidation Amount of $5,000 against receipt by the Property Trustee from the Sponsor of $5,000 aggregate principal amount of Debentures registered in the name of the Property Trustee on behalf of the Trust.

          Section 2.05. Issuance of the Trust Securities.

          On February 2, 2010, the Sponsor, both on its own behalf and on behalf of the Trust pursuant to the Original Trust Agreement, executed and delivered the Dealer Manager Agreement and the Exchange Agent Agreement, which action is hereby authorized, approved, ratified and confirmed in all respects.

          Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.02 and deliver to the Property Trustee for authentication, and the Property Trustee shall authenticate and deliver to the Exchange Agent, the Trust Securities, substantially in the form attached as Exhibit C, registered in the name of the nominee of the initial Clearing Agency as set forth in Section 5.04(b), evidencing an aggregate of ● Trust Securities having an aggregate Liquidation Amount of $● against receipt by the Property Trustee from the Exchange Agent of a Like Amount of Debentures registered in the name of the Property Trustee on behalf of the Trust pursuant to the Exchange Agent Agreement.

          Section 2.06. Continuation of Trust.

          The exclusive purposes and functions of the Trust are (a) to issue the Securities in exchange for the Trust Debentures, and (b) to engage in those activities necessary or incidental thereto.

          GE Capital, as Holder of the Common Securities, hereby reaffirms the appointment of the Delaware Trustee, the Property Trustee and the Administrative Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the respective Trustees hereby accept such appointment.

          The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust.

          The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Statutory Trust Act that the Trust have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Administrative Trustees or the Property Trustee. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Trust Agreement. The Delaware Trustee shall have no liability for the acts or omissions of the Administrative Trustees or the Property Trustee. The Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Trust Agreement and with respect to the Trust as the Property Trustee.

          Section 2.07. Authorization to Enter into Certain Transactions.

          (a)      The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees, as the case may be, under this Trust Agreement, and to perform all acts in furtherance thereof, including, without limitation, the following:

(i) As among the Trustees, each Administrative Trustee, acting singly or collectively, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

          (A)          the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Exchange Offer and the issuance of the Trust Securities, including any amendments thereto and the taking of any action necessary or desirable to issue the Trust Securities pursuant to the Exchange Offer;

(B) the issuance of the Securities in exchange for Trust Debentures;

          (C)          causing the Trust to enter into and perform the transactions contemplated by and its obligations under the Dealer Manager Agreement, the Exchange Agent Agreement, the Common Securities Subscription Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the issuance of the Trust Securities and the purposes and function of the Trust;

          (D)          assisting in the registration of the Trust Securities under the Securities Act and under applicable state securities or blue sky laws and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

          (E)          assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Trust Debentures to the Holders in accordance with this Trust Agreement;

(F) the consent to the appointment of a Paying Agent, authenticating agent and Securities Registrar in accordance with this Trust Agreement (which consent shall not be unreasonably withheld);

(G) the execution of the Securities on behalf of the Trust in accordance with this Trust Agreement;

(H) the execution and delivery of closing certificates, if any, pursuant to the Dealer Manager Agreement and application for a taxpayer identification number for the Trust;

          (I)           unless otherwise required by the Delaware Statutory Trust Act, executing on behalf of the Trust (either acting alone or together with the other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement and the taking of any other actions specifically authorized by the Trust Agreement;

(J) determining, and giving notice of, special record dates in accordance with Section 4.01(c); and

(K) the taking of any action incidental to the foregoing as the Trustees may from time to time determine to be necessary or advisable to give effect to the terms of this Trust Agreement.

(ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

(A) the establishment of the Payment Account;

(B) the receipt and holding of the Trust Debentures;

(C) the collection of interest, principal and any other payments made in respect of the Trust Debentures and the holding of such amounts in the Payment Account;

(D) the distribution through the Paying Agent of amounts distributable to the Holders in respect of the Trust Securities;

(E) subject to the provisions of this Trust Agreement, the exercise of all of the rights, powers and privileges of a holder of the Trust Debentures;

(F) the sending of notices of default and other information regarding the Trust Securities and the Trust Debentures to the Holders in accordance with this Trust Agreement;

(G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

          (H)          to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

          (I)           performing the duties of the Property Trustee set forth in this Trust Agreement, including the taking of all actions on behalf of the Trust with respect to the redemption of Trust Securities in accordance with the terms hereof; and

          (J)           after a Trust Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

Except as otherwise provided in this Section 2.07(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.07(a)(i).

          (b)     So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees (acting on behalf of the Trust) shall not:

(i) acquire any investments or engage in any activities not authorized by this Trust Agreement,

(ii) sell, assign, transfer, exchange, mortgage, pledge, set off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein,

          (iii)     take any action that would cause the Trust to be classified as other than one or more grantor trusts or custodial arrangements or to be classified as an association or partnership for U.S. federal income tax purposes,

(iv) incur any indebtedness for borrowed money or issue any other debt,

(v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property,

(vi) apply any of the Trust Property or its proceeds other than as provided herein,

(vii) acquire any assets other than the Trust Property,

(viii) possess any power or otherwise act in such a way as to vary the Trust Property, except as expressly provided herein,

          (ix)     possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Trust Agreement or by the terms of the Securities), or

          (x)      issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities issued in exchange for Debentures pursuant to the Exchange Offer and the Common Securities issued to GE Capital pursuant to Section 2.04.

The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

          (c)     In connection with the issuance of the Trust Securities pursuant to the Exchange Offer, GE Capital, as Holder of the Common Securities, shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by GE Capital in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i)      the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Trust Securities, including any amendments thereto and the taking of any action necessary or desirable to issue the Trust Securities pursuant to the Exchange Offer;

          (ii)     the determination of the States in which to take appropriate action to qualify or register for issuance all or part of the Trust Securities and the taking of any and all such acts, other than actions that must be taken by or on behalf of the Trust, and advice to the Trust of actions that must be taken by or on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the issuance of the Trust Securities pursuant to the Exchange Offer;

(iii) the negotiation of the terms of, and the execution and delivery of, the Dealer Manager Agreement providing for the issuance of the Trust Securities in exchange for the Trust Debentures; and

(iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

          (d)     Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an “investment company” required to be registered under the Investment Company Act, and will not be classified as other than one or more grantor trusts or custodial arrangements or classified as an association or partnership for U.S. federal income tax purposes. In this connection, GE Capital, as Holder of the Common Securities, and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that they determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Trust Securities. In no event shall GE Capital, as Holder of the Common Securities, or the Trustees be liable to the Trust or the Holders for any failure to comply with this Section that results from a change in law or regulation or in the interpretation thereof.

          Section 2.08. Assets of Trust.

          The assets of the Trust shall consist of the Trust Property.

          Section 2.09. Title to Trust Property.

          Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee in trust for the benefit of the Trust and the Holders in accordance with this Trust Agreement.

ARTICLE 3
PAYMENT ACCOUNT

          Section 3.01. Payment Account.

          (a)     On or prior to the Settlement Date, the Property Trustee shall establish the Payment Account with the Paying Agent. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

          (b)     The Property Trustee shall deposit (or cause to be deposited) in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Trust Debentures. Amounts held in the Payment Account shall be retained in the Payment Account and shall not be invested by the Property Trustee pending distribution thereof.

ARTICLE 4
DISTRIBUTIONS; REDEMPTION

          Section 4.01. Distributions.

          (a)     The Securities represent undivided beneficial interests in the Trust Property, and Distributions will be made on the Securities at the rate and on the dates that payments of interest (including Additional Interest, if any) are made on the Trust Debentures. Accordingly:

          (i)       Distributions on the Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from and including November 15, 2009 and, except in the event (and to the extent) that GE Capital exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable, in respect of each Distribution Period on each Distribution Payment Date through and including the Maturity Date for the Debentures. Distributions on the Securities shall be payable on the Liquidation Amount of the Securities at the rate per annum equal to the then applicable rate of interest on the Trust Debentures. The amount of Distributions payable for any period during the Fixed Rate Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of Distributions payable for any period during the Floating Rate Period shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Distribution Period.

          (ii)      On each Distribution Payment Date, the Holders will be entitled to receive Distributions in an amount equal to the amount of interest (including Additional Interest, if any) accrued on a Like Amount of Trust Debentures. In the event (and to the extent) that GE Capital exercises its right under the Indenture to defer the payment of interest on the Debentures, Distributions on the Securities shall be deferred for so long as the period of deferral on the Debentures continues but shall continue to accumulate.

          (iii)     If any date on which a Distribution is otherwise payable on the Securities in respect of interest accruing on the Trust Debentures during the Fixed Rate Period is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day, without any interest or other payment in respect of any such delay, with the same force and effect as if made on the date on which such payment was originally payable. If any date on which a Distribution is otherwise payable on the Securities in respect of interest accruing on the Debentures during the Floating Rate Period is not a Business Day (other than any such date that is also a Redemption Date for the Securities), then the related Distribution Payment Date will be the next succeeding Business Day unless such Business Day is in the next calendar month in which case such Distribution Payment Date shall be the Business Day immediately preceding such day.

          (iv)     Distributions on the Securities shall be made by the Paying Agent on behalf of the Property Trustee from the Payment Account and shall be payable on each Distribution Payment Date only to the extent that the Trust has received payments of interest (including Additional Interest, if any) on the Trust Debentures and such funds are available in the Payment Account.

          (b)     Distributions on the Securities with respect to a Distribution Payment Date shall be payable to the Holders thereof as they appear on the Securities Register for the Securities at the close of business on the relevant record date, for that Distribution Payment Date, subject to Section 4.02(d). As long as the Trust Securities are issued in the form of one or more Global Trust Securities, the record dates for the Trust Securities will be one Business Day prior to the relevant Distribution Payment Date. If the Trust Securities are not issued in the form of one or more Global Trust Securities, the record date will be the 15th calendar day prior to the relevant Distribution Payment Date (whether or not a Business Day).

          (c)     Distributions payable on any Securities that are not punctually paid on an applicable Distribution Payment Date will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date for determining Holders entitled to such defaulted Distributions. Such special record date shall be established by notice given by mail by or on behalf of the Trust to the Holders of Securities not less than 15 days preceding such special record date, such special record date to be not less than five days preceding the date of payment of such defaulted Distribution.

          (d)     If Distributions on the Securities are deferred in accordance with the provisions of Section 4.01(a)(ii), accumulated and unpaid Distributions will be paid on the Securities when, and in the same amounts, as accrued and unpaid interest, including Additional Interest, is paid on a Like Amount of Trust Debentures. Deferred Distributions payable on a Distribution Payment Date at the end of the applicable Extension Period shall be paid to Holders in whose names Outstanding Securities are registered at the close of business on the record date immediately prior to such Distribution Payment Date.

          Section 4.02. Redemption.

          (a)     On each Trust Debenture Redemption Date and on the Maturity Date on which Trust Debentures shall be redeemed or repaid by GE Capital in any aggregate principal amount, the Trust will be required to redeem a Like Amount of Securities at a redemption price per Security equal to the Redemption Price. Any redemption of the Securities in connection with a redemption of the Trust Debentures at the option of GE Capital prior to the Maturity Date of the Debentures will be subject to any then required approval by any Applicable Regulatory Authority.

          (b)     Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed, at such Holder’s address appearing in the Security Register. All notices of redemption shall state:

(i) the Redemption Date;

          (ii)      the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the method by which the Redemption Price shall be calculated together with a statement that the actual Redemption Price will be calculated no later than the third Business Day prior to the Redemption Date;

(iii) if less than all the Outstanding Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Securities to be redeemed;

          (iv)     that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.02(g) below; and

          (v)      in the case of the Common Securities and, if the Trust Securities are not then issued in the form of one or more Global Trust Securities, the Trust Securities, the place or places where certificates evidencing Common Securities and, if applicable, the Trust Securities are to be surrendered for payment of the Redemption Price.

The Trust, in issuing the Trust Securities, may use “CUSIP” or “ISIN” numbers (if then generally in use), and, if so, the Property Trustee shall indicate the “CUSIP” or “ISIN” numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

          (c)     Each Security redeemed on any Redemption Date shall be redeemed at a redemption price equal to the Redemption Price. Redemptions of the Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has cash in an amount equal to the Redemption Price then on hand and available in the Payment Account for the payment of such Redemption Price.

          (d)     If the Property Trustee gives a notice of redemption in respect of any Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will:

          (i)       with respect to Trust Securities represented by Global Trust Securities, irrevocably deposit with the Clearing Agency for such Trust Securities, to the extent available therefor, the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Securities;

          (ii)      with respect to Definitive Trust Securities and the Common Securities, irrevocably deposit with the Paying Agent, to the extent available therefor, the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Securities upon surrender of the certificates evidencing their Securities.

In the event that the Redemption Date for any Securities shall be a Distribution Payment Date, the related Distribution will be payable to the Person to whom the Liquidation Amount or other amount in respect thereof is payable.

          (e)     If notice of redemption shall have been given and the Redemption Price deposited as required, then upon the date of such deposit, all rights of Holders holding Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Securities on or prior to the Redemption Date, but without interest, and such Securities will cease to be outstanding.

          (f)     In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

          (g)    In the event that payment of the Redemption Price in respect of any Securities called for redemption is improperly withheld or refused and not paid by the Trust because the Sponsor has not paid the corresponding redemption amount on the Debentures, Distributions on such Securities will continue to accumulate, as set forth in Section 4.01, from the Redemption Date originally established by the Trust for such Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

          (h)    Except as set forth in Section 4.03(a), if fewer than all the Outstanding Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Securities to be redeemed shall be allocated pro rata to the Common Securities and the Trust Securities based upon the relative Liquidation Amounts of such classes. The particular Securities to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Securities not previously called for redemption or by any other method (including by lot) the Property Trustee deems fair and appropriate, provided that so long as the Trust Securities are then held in book-entry form, such selection shall be made by the Clearing Agency in accordance with the customary procedures for the Clearing Agency for the Trust Securities. The Property Trustee shall promptly notify the Securities Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Securities that has been or is to be redeemed. In the event that the Trust Securities are redeemed in part, the unredeemed portion of the Trust Securities must remain in an authorized denomination.

          (i)     For so long as the Trust Debentures are held by the Trust, GE Capital shall not redeem any Trust Debentures pursuant to its Optional Redemption Right at any time prior to the fifth anniversary of the date hereof. With the consent of each Applicable Regulatory Authority then requiring such consent, this Trust Agreement may be amended by the Sponsor to delete the undertaking specified in the preceding sentence without the consent of holders of the Trust Securities or any other Person.

          (j)          If fewer than all of the outstanding Trust Debentures are to be redeemed, before the Trust Debenture Redemption Date, GE Capital shall acquire, and shall cause any of its Affiliates that has acquired Common Securities pursuant to Section 5.11 to acquire, subject to the provisions of the Replacement Covenant, sufficient Trust Securities in the public market so that after the redemption, the aggregate Liquidation Amount of Common Securities and Trust Securities held by GE Capital or such Affiliate, as the case may be, will be equal to at least the $5,000 minimum denomination of the Debentures. If GE Capital transfers the Common Securities to an Affiliate as permitted by Section 5.11 after a partial redemption of Trust Debentures, GE Capital shall cause such Affiliate to acquire, subject to the provisions of the Replacement Covenant, sufficient Trust Securities so that immediately after such transfer, the aggregate Liquidation Amount of Common Securities and Trust Securities held by such Affiliate will be equal to at least the $5,000 minimum denomination of the Debentures.

          Section 4.03. Subordination of Common Securities.

          (a)          Payment of Distributions (including the amount thereof attributable to Additional Interest) on, the Redemption Price of, and the Liquidation Distribution in respect of the Securities, as applicable, shall be made, subject to Section 4.02(h), pro rata among the Common Securities and the Trust Securities based on their relative Liquidation Amounts; provided, however, that if on any Distribution Payment Date, Redemption Date or Liquidation Date a Trust Event of Default shall have occurred and be continuing, no payment of any Distribution (including any amount thereof attributable to Additional Interest) on, Redemption Price of, or Liquidation Distribution in respect of any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including the amount thereof attributable to Additional Interest) on all Outstanding Trust Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Trust Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Trust Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including the amount thereof attributable to Additional Interest) on, the Redemption Price of, or the Liquidation Distribution in respect of, the Trust Securities then due and payable. If upon liquidation, the Trust cannot pay the full amount due on the Trust Securities and Common Securities because it has insufficient assets for payment, the amounts payable on the Securities will be allocated first, proportionately, to the Trust Securities and only thereafter to the aggregate Liquidation Amount of the Common Securities.

          (b)          In the case of the occurrence of a Trust Event of Default, the Property Trustee shall not act on behalf of Holders of the Common Securities with respect to such Trust Event of Default under this Trust Agreement until the effect of such Trust Event of Default with respect to the Trust Securities has been cured, waived or otherwise eliminated. Until a Trust Event of Default has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Trust Securities and not on behalf of the Holders of the Common Securities.

          Section 4.04. Payment Procedures for Trust Securities.

          Payments of Distributions (including any portion thereof attributable to Additional Interest) in respect of the Trust Securities, subject to the next succeeding sentence, shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Trust Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds. A Holder of $1,000,000 or more in aggregate Liquidation Amount of Trust Securities may receive payments of cash Distributions (including the amounts thereof attributable to Additional Interest) by wire transfer of immediately available funds to an account with a financial institution in the United States upon written request to the Property Trustee not later than the 15th calendar day, whether or not a Business Day, before the relevant Distribution Payment Date.

          Section 4.05. Payment Procedures for Common Securities.

          Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

          Section 4.06. Tax Returns and Reports.

          The Administrative Trustees shall prepare (or cause to be prepared), at GE Capital’s expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall:

(i) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust, and

(ii) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Trust.

The Administrative Trustees shall provide GE Capital and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Paying Agent shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Securities. Such withholding or backup withholding (if any) shall be deducted from any payment and shall be considered as duly paid under the terms of this Trust Agreement and the Securities.

          Section 4.07. Payment of Taxes, Duties, etc. of the Trust.

          Upon receipt pursuant to Section 4.09(a)(vi) of amounts from the Sponsor in respect of taxes owing by the Trust, the Property Trustee shall promptly upon receipt of written instructions from the Sponsor, pay any taxes, duties or governmental charges of whatsoever nature (other than U.S. withholding taxes to the extent that GE Capital would not have been obligated to pay such withholding taxes under the Indenture with respect to the Debentures) imposed on the Trust by the United States or any other taxing authority, in respect of which amounts were received from the Sponsor pursuant to Section 4.09(a)(vi).

          Section 4.08. Payments under Indenture.

          Any amount payable hereunder to any Holder of Trust Securities (or any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received under the Indenture and the Debentures following any action taken by the Property Trustee in respect of the same or otherwise.

          Section 4.09. Liability of the Holder of Common Securities.

          (a)          As permitted under the Delaware Statutory Trust Act, GE Capital hereby covenants to pay:

              (i)          all debts and obligations (other than with respect to the Trust Securities and the Common Securities) and all costs and expenses of the Trust, including, but not limited to, all costs and expenses relating to the organization of the Trust (without duplication of amounts paid pursuant to Section 2.03 hereof);

(ii) the indemnities, fees and expenses (including reasonable counsel fees and expenses) of the Trustees (to the extent the same are provided for herein);

(iii) all costs and expenses relating to the issuance of the Securities pursuant to the Exchange Offer;

              (iv)        all costs and expenses relating to the operation, maintenance and dissolution of the Trust (including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses);

              (v)         the costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the holders of the Trust Debentures; and

              (vi)       any and all taxes, duties, assessments or governmental charges of whatever nature (other than U.S. withholding taxes to the extent that GE Capital would not have been obligated to pay such withholding taxes under the Indenture with respect to the Debentures) imposed on the Trust by the United States, or any other taxing authority, with respect to the aforesaid debts, obligations, costs and expenses.

          (b)          GE Capital’s obligations under this Section 4.09 shall be for the benefit of, and shall, to the extent permitted by applicable law, be enforceable by, any Person to whom such debts, obligations and costs are owed (a “Creditor”) whether or not such Creditor has received notice hereof. To the extent permitted by applicable law, any such Creditor may enforce GE Capital’s obligations under this Section 4.09 directly against GE Capital and GE Capital irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against GE Capital. GE Capital agrees to execute such additional agreements as may be necessary in order to give full effect to the provisions of this Section 4.09.

ARTICLE 5
THE SECURITIES

          Section 5.01. Initial Ownership.

          Upon the formation of the Trust and the initial contribution of Trust Property by GE Capital to the Trust pursuant to Section 2.03, and until the issuance of the Trust Securities, GE Capital shall be the sole beneficial owner of the Trust.

          Section 5.02. Execution and Delivery of the Securities; Authentication.

          (a)          At the Issue Date, upon the written order of GE Capital executed by an Authorized Officer thereof and addressed to the Administrative Trustees and the Property Trustee, one or more of the Administrative Trustees shall execute (either manually or by facsimile) on behalf of the Trust certificates evidencing the Securities, in the aggregate Liquidation Amounts specified in Section 2.04 and Section 2.05 with respect to the Common Securities and the Trust Securities, respectively, and shall deliver such certificates to the Property Trustee. Thereupon, the Property Trustee shall, in accordance with such written order, authenticate the Securities and shall deliver the Securities in accordance with Sections 2.04 and 2.05.

          (b)          Each certificate evidencing the Securities shall be dated the date of its authentication. The certificates evidencing the Securities shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such certificates or did not hold such offices at the date of delivery of such certificates. A transferee of a certificate evidencing the Securities shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Securities in such transferee’s name pursuant to Section 5.05.

          (c)          No certificate evidencing the Securities shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose, unless there appears thereon a certificate of authentication substantially in the respective forms provided for in the forms attached as Exhibit B and Exhibit C and executed by the Property Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication upon any Securities shall be conclusive evidence, and the only evidence, that such Securities have been duly authenticated and delivered hereunder.

          Section 5.03. The Common Securities.

          A single certificate evidencing $5,000 Liquidation Amount of Common Securities shall be issued to GE Capital on the date hereof in the form of a definitive certificate substantially in the form attached as Exhibit B. The Common Securities shall be issued in minimum denominations of $5,000 Liquidation Amount and integral multiples of $1,000 in excess thereof.

          Section 5.04. The Trust Securities; Book-Entry Provisions for Global Trust Securities..

          (a)          The Trust Securities shall be issued in minimum denominations of $5,000 Liquidation Amount and integral multiples of $1,000 in excess thereof.

          (b)          Upon their original issuance, the Trust Securities shall be issued in the form of one or more Global Trust Securities registered in the name of DTC, as Clearing Agency, or its nominee and deposited by the Exchange Agent with DTC or the Securities Registrar as custodian for DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct).

          (c)          No Global Trust Security may be exchanged in whole or in part for a Definitive Trust Security registered, and no transfer of a Global Trusty Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for Global Trust Security or a nominee thereof unless (A) such Clearing Agency (i) has notified the Trust that it is unwilling or unable to continue as Clearing Agency for the Global Trust Securities and no successor Clearing Agency has been appointed within 90 days of this notice or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Clearing Agency is required to be so registered to act as clearing agent and no successor Clearing Agency has been appointed within 90 days after the Trust has learned that the Clearing Agency has ceased to be so registered, or (B) the Sponsor in its sole discretion (and subject to the procedures of the Clearing Agency) determines that any such Global Trust Securities will be so exchangeable or transferable. Upon the occurrence of any event specified in clause (A) or (B) above, the Property Trustee shall notify the Clearing Agency, and instruct the Clearing Agency to notify all Owners of beneficial interests in the Global Trust Securities, and the Administrative Trustees of the occurrence of such event and of the availability of the Definitive Trust Securities to Owners of such class or classes, as applicable, requesting the same.

          (d)          If any Global Trust Security is to be exchanged for Definitive Trust Securities or an interest in such Global Trust Security is to be cancelled in part, or if Definitive Trust Securities are to be exchanged in whole or in part for Global Trust Securities, then either (i) such Global Trust Security shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the aggregate Liquidation Amount represented by such Global Trust Security shall be reduced by an amount equal to the Liquidation Amount represented by that portion of the Global Trust Security to be so exchanged or cancelled, or increased by an amount equal to the Liquidation Amount represented by such Definitive Trust Securities to be so exchanged for interests in the Global Trust Security represented thereby, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon surrender to the Administrative Trustees or the Securities Registrar of the Global Trust Security or Securities by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Trust Securities in accordance with the instructions of the Clearing Agency. None of the Securities Registrar, the Trustees or the Administrative Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Securities, the Trustees shall recognize the Holders of the Definitive Trust Securities as Holders. The Definitive Trust Securities shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

          (e)          Every certificate evidencing Trust Securities executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Trust Security or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be executed and delivered in the form of, and shall be, a Global Trust Security, unless the certificate evidencing such Trust Securities is registered in the name of a Person other than the Clearing Agency for such Global Trust Securities or a nominee thereof.

          (f)          The Clearing Agency or its nominee, as registered owner of a Global Trust Security, shall be the Holder of such Global Trust Security for all purposes under this Agreement and the Global Trust Security, and Owners with respect to the beneficial interests therein shall hold such interests pursuant to the Applicable Procedures. The Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Global Trust Securities as the sole Holder of the Global Trust Security and shall have no obligations to the Owners thereof (including, without limitation, with respect to the payment of the Liquidation Amount of and Distributions on the book-entry interests in any Global Trust Security and the giving of notices to, and the receipt of instructions or directions by, Owners thereof). None of the Trustees nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

          (g)          The rights of the Owners of beneficial interests in a Global Trust Security shall be exercised only through the Clearing Agency and shall be limited to those established by law, the Applicable Procedures and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Applicable Procedures, unless and until Definitive Trust Securities are issued pursuant to Section 5.04(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Trust Securities to such Clearing Agency Participants, and none of the Sponsor or the Trustees shall have any responsibility or obligation with respect thereto.

          Section 5.05. Registration of Transfer and Exchange of Securities Certificates.

          (a)          The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.09, a register or registers for the purpose of registering Securities and transfers and exchanges of Securities (the “Securities Register”) in which the registrar and transfer agent with respect to the Securities (the “Securities Registrar”), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Trust

Securities and Common Securities (subject to Section 5.11 in the case of the Common Securities) and registration of transfers and exchanges of Securities as herein provided. The Person acting as the Property Trustee shall at all times also be the Securities Registrar.

          (b)          Upon surrender for registration of transfer of any Securities at the office or agency maintained pursuant to Section 5.09, the Administrative Trustees or any one of them shall execute and deliver to the Property Trustee, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same class in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees. At the option of the Holder, Securities may be exchanged for other Securities of the same class of any authorized Liquidation Amount and of like aggregate Liquidation Amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Administrative Trustees or any one of them shall execute and deliver to the Property Trustee, and the Property Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

          (c)          The Securities Registrar shall not be required, (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of selection for redemption of such Securities pursuant to Article 4 and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

          (d)          Every Security presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to an Administrative Trustee and the Securities Registrar duly executed by the Holder or its attorney duly authorized in writing. Each Security surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Property Trustee in accordance with its customary practice.

          (e)          No service charge shall be made for any registration of transfer or exchange of Securities, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities.

          Section 5.06. Mutilated, Destroyed, Lost or Stolen Securities Certificates.

(a) If

              (i)          any mutilated certificate evidencing Securities shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any such certificate, and

(ii) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless,

then, in the absence of notice that such Securities shall have been acquired by a protected purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust, shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen certificate evidencing Securities, a new certificate of like class, tenor and denomination.

          (b)          In connection with the issuance of any new certificate evidencing Securities under this Section 5.06, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          (c)          Any duplicate certificate evidencing Securities issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust corresponding to that evidenced by the lost, stolen or destroyed certificate, as if originally issued, whether or not the lost, stolen or destroyed certificate shall be found at any time.

          (d)          In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Administrative Trustees in their discretion may, instead of issuing a new Security, pay such Security.

          (e)          The provisions of this Section 5.06 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.

          Section 5.07. Persons Deemed Holders.

          The Trustees and the Securities Registrar shall each treat the Person in whose name any certificate evidencing the Securities shall be registered in the Securities Register as the owner of such Securities for the purpose of receiving Distributions (subject to the record date provisions hereof) and for all other purposes whatsoever, and none of the Trustees and the Securities Registrar shall be bound by any notice to the contrary.

          Section 5.08. Access to List of Holders’ Names and Addresses.

          (a)          Each of the Sponsor and any one of the Administrative Trustees will furnish or cause to be furnished to the Property Trustee:

(i) on or before June 30 and December 31 of each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such date, and

              (ii)         at such other times as the Property Trustee may request in writing, within 30 days after the receipt by the Sponsor and the Administrative Trustees of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Property Trustee at any time that it is acting as Securities Registrar.

          (b)          The Property Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the

Property Trustee as provided in this Section 5.08 and the names and addresses of Holders received by the Property Trustee at any time that it is acting as Securities Registrar. The Property Trustee may destroy any list furnished to it as provided in this Section 5.08 upon receipt of a new list so furnished.

          (c)          Each Holder and each Owner shall be deemed to have agreed not to hold the Sponsor, the Property Trustee, the Delaware Trustee, the Administrative Trustees or the Securities Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 5.09. Maintenance of Office or Agency.

          The Property Trustee shall designate, with the consent of the Administrative Trustees, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Securities may be surrendered for registration of transfer or exchange and where notices and requests to or upon the Trustees in respect of the Securities may be served. The Administrative Trustees initially designate the Property Trustee’s Corporate Trust Office, Attention: Corporate Trust Department, as its office and agency for such purposes. The Property Trustee shall give prompt written notice to GE Capital, the Administrative Trustees and to the Holders of any change in the location of the Securities Register or any such office or agency.

          Section 5.10. Appointment of Paying Agent.

          The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent shall initially be The Bank of New York Mellon. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Administrative Trustees and the Property Trustee. If The Bank of New York Mellon shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company) to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. Any money deposited with any Paying Agent in trust for the payment of a Distribution on or the Redemption Price of any Security and remaining unclaimed for two years after such Distribution or Redemption Price has become due and payable shall be paid to the Sponsor upon a request signed by an Authorized Officer thereof; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Sponsor for payment thereof, and all liability of the Trustees or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that such Paying Agent, before being required to make any such repayment, may at the expense of the Sponsor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Sponsor. For purposes of the preceding sentence, the term “Business Day” shall be defined without reference to London, England. Upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01 (other than (c), (d), (e)(i) (except for (A) and (B)) and (e)(vi) thereof), 8.03 (except (g) and (j) thereof) and 8.06 herein shall apply to The Bank of New York Mellon also in its role as Paying Agent, for so long as The Bank of New York Mellon shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          Section 5.11. Ownership of Common Securities by GE Capital.

          At the Settlement Date, GE Capital shall acquire, and except as permitted in this Section 5.11, thereafter shall retain, beneficial and record ownership of the Common Securities. GE Capital shall not transfer the Common Securities except (i) in connection with a consolidation or merger of GE Capital into another Person, or any sale, conveyance, transfer or disposition by GE Capital of all or substantially all of its assets to any Person, in each case pursuant to Article Eleven of the Indenture, or (ii) to an Affiliate of GE Capital that is a United States Person in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws), provided in the case of clause (ii) that (a) GE Capital has obtained the written opinion of nationally recognized tax counsel that such transfer will not (x) result in a deemed exchange of the Trust Debentures for new Trust Debentures for U.S. federal income tax purposes; or (y) cause the Trust, or cause or permit the successor entity, if applicable, to be treated as other than a grantor trust or custodial arrangement for U.S. federal income tax purposes, (b) such transfer will not cause the Trust or successor entity to be required to register as an “investment company” under the Investment Company Act, and (c) GE Capital transfers all the Common Securities it owns at the time of such transfer to only one of its Affiliates. To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to GE Capital to contain a legend substantially to the following effect: “THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT.”

          Section 5.12. Notices to Clearing Agency.

          To the extent that a notice or other communication to the Holders is required under this Trust Agreement, for so long as the Trust Securities are issued in the form of one or more Global Trust Securities, the Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

          Section 5.13.     Rights of Holders.

          (a)          The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Securities shall have no preemptive or similar rights and when issued and delivered to Holders against delivery of the Trust Debentures in accordance with the Exchange Offer will be fully paid and nonassessable by the Trust. Subject to the provisions of Section 4.09, the Holders of the Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          (b)          In accordance with the provisions of Section 9.02 hereof, upon the occurrence of a Debenture Event of Default, the Trust Securities shall automatically (and without the consent of any Applicable Regulatory Authority or requirement that the Trust first terminate) be exchanged for the Trust Debentures. Thereafter, the former Holders and Owners of Trust Securities may exercise their rights in respect of such Debenture Event of Default as holders of Debentures or beneficial owners of interests therein.

          (c)          The Holders of the Trust Securities shall be entitled to the benefits of the Guarantee Agreement.

ARTICLE 6
RESTRICTION ON VOTING; REQUESTS BY HOLDERS

          Section 6.01.     Limitations on Voting Rights.

          (a)          Each Holder and Owner of Securities shall be deemed to acknowledge that irreparable damage would occur if any Holder or Owner of Securities should have the right to control the administration, operation or management of the Trust. Therefore, no Holder or Owner of Securities shall have the right to vote on any matter or the right to consent to the taking of any action by the Trust (including with respect to mergers, consolidations or conversions of the Trust, transfers to or domestication in any jurisdiction by the Trust, continuance of the Trust after its dissolution or any other matter that the Delaware Statutory Trust Act or other Delaware law pertaining to trusts provides default voting rights to beneficiaries of a trust) or in any manner otherwise directly control the administration, operation and management of the Trust, which rights are hereby waived or eliminated. The foregoing is not intended, nor shall it be construed, to eliminate, restrict or waive the right of a Holder or Owner of Securities to sue for breach of contract or breach of trust. Each Holder and Owner of Securities is deemed to acknowledge reliance by the other Holders and Owners of Securities upon the foregoing provisions of this Section 6.01(a). Without limiting the foregoing, nothing herein set forth, or contained in the terms of the Securities, shall be construed so as to constitute the Holders or Owners of Securities from time to time as partners or members of an association.

          (b)          So long as any Trust Debentures are held by the Property Trustee on behalf of the Trust, solely the Property Trustee, as Holder of the Trust Debentures within the meaning of the Indenture, may (but shall not be obligated to):

              (i)          direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Trust Debentures, or exercising any trust or power conferred on the Indenture Trustee with respect to the Trust Debentures, enforce the Sponsor’s obligations under the Trust Debentures (to the extent permitted by the Indenture) or give any notice to the Indenture Trustee under Section 6.05 of the Indenture,

(ii) waive any past default that may be waived under Section 6.07 of the Indenture,

(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or

(iv) consent to any amendment, modification or termination of the Indenture or the Trust Debentures, where such consent by the holders of the Trust Debentures is required.

As Holder of the Trust Debentures within the meaning of the Indenture, the right to execute any power conferred by the Indenture with respect to the Trust Debentures is vested solely in the Property Trustee and no provision of this Trust Agreement shall be construed in any manner to provide any Holder or Owner of Securities with any such right. In taking any such action, it shall not be necessary for the Property Trustee or any of the other Trustees to obtain the prior approval of the Holders or Owners of any Securities. The Holders and Owners of the Securities are hereby expressly precluded from directing the Property Trustee or any of the other Trustees, or otherwise taking any action to compel the Property Trustee or any of the other Trustees, to take any action hereunder with respect to the Indenture or the Trust Debentures.

          For so long as the Trust Debentures are held by the Trust, GE Capital shall not solicit a consent to a proposed amendment to the Trust Debentures or the Indenture with respect to the Trust Debentures, or seek a waiver of a past default under the Trust Debentures.

          (c)          Nothing in this Trust Agreement shall be construed to limit the ability of a Holder or Owner of Securities to make a non-binding request of the Property Trustee to take action, or to refrain from taking action, in respect of the Indenture and the Trust Debentures, and the Property Trustee may in its sole discretion elect to take or refrain from taking action pursuant to such request. In connection with any such request, any Owner of Securities may offer to indemnify the Property Trustee in accordance with the provisions of Section 8.03(g) hereof provided such Owner is a Qualified U.S. Holder.

          Prior to taking any of the foregoing actions, the Property Trustees shall, at the expense of GE Capital, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be classified as other than one or more grantor trusts or custodial arrangements or to be classified as an association or partnership for U.S. federal income tax purposes.

          (d)          Section 316(a)(1) of the Trust Indenture Act (which addresses the right of holders of indenture securities to direct the time, method, and place for conducting any proceeding for any remedy available to the indenture trustee, and to consent to waivers of past defaults) is hereby expressly excluded from this Trust Agreement.

          Section 6.02.     Waiver of Right to Initiate Derivative Actions.

          (a)          Each Holder and Owner of Securities shall be deemed to acknowledge that irreparable damage would occur if any Holder or Owner of Securities should have the right to initiate a derivative or similar action in the name of the Trust or one or more of the Trustees. Therefore, each Holder and Owner of Securities shall be deemed to have waived any right to bring an action pursuant to Section 3816(a) of the Delaware Statutory Trust Act (as the same may be amended or superseded) or pursuant to any law of the State of Delaware pertaining to trusts or any other law of the State of Delaware providing for a derivative action by a beneficiary on behalf of a trust or trustee (or pursuant to any similar doctrine). To the extent, if any, any Holder or Owner of Securities shall by operation of law be entitled to bring any such action notwithstanding the immediately preceding sentence, then, to the fullest extent permitted by law, such Holder or Owner may do so only (i) (x) in the case of a Holder, in the name of the Owner(s) with respect to such Holder’s interest if each such Owner is a United States Person, and (y) in the case of an Owner, in the name of such Owner if such Owner is a United States Person, or (ii) through a Qualified Agent if any such Owner is not a United States Person. Without limiting the foregoing, any such action shall be deemed to be subject to the same procedural and substantive requirements, mutatis mutandis, as a derivative action by a stockholder of a private for-profit corporation organized under the General Corporation Law of the State of Delaware, and for such purposes Delaware Court of Chancery Rule 23.1 (as the same may be amended or superseded) (or any similar procedural rule applicable to the action) shall be deemed to apply, and the same deference shall be accorded to any decision or action by the Property Trustee as is accorded to any decision or action by a board of directors (or committee thereof) under 8 Del. C. § 141 (as the same may be amended or superseded).

          (b)          For purposes of this Section, a “Qualified Agent” is a Person that has provided to the Property Trustee (i) a certificate in the form of Exhibit F or Exhibit G, as applicable, certifying that such Person: (A) is a United States Person; (B) has been irrevocably appointed by one or more Owners of Securities with full discretionary powers to act as their agent with respect to whether to initiate, and the conduct or settlement of, the action in question; (C) is independent of such Owners; and (D) is disinterested in the outcome of the action; and (ii) for each such Owner, a true and complete copy of a written opinion of independent, internationally recognized counsel to such Owners that the appointment of such Person as described in clause (i)(B) of this Section 6.02(b) is enforceable under the laws of the jurisdiction of such Owner. Subject to Section 8.01 (without regard to Section 8.03(g)), the Property Trustee shall be entitled to rely conclusively upon such certifications and opinions without any requirement for independent investigation.

          (c)          If the Property Trustee determines that it is not, or is determined by any court of competent jurisdiction not to be, either independent or disinterested for the purpose of making any decision or taking any action with respect to a derivative or similar cause of action in the name of the Trust or one or more of the Trustees, GE Capital shall appoint an additional trustee deemed to be both independent and disinterested. Such additional trustee shall, to the fullest extent permitted by law, (i) be empowered to act solely for the purposes of making such decision(s) and taking such action(s) and, if applicable, to initiate, conduct or settle any litigation related thereto (including any such derivative or similar litigation previously initiated by a Holder), and (ii) have the exclusive authority to make such decisions and take such actions and, if applicable, the exclusive authority to initiate, conduct or settle any litigation related thereto (including any such derivative or similar litigation previously initiated by a Holder or Owner of Securities).

          (d)          Each Holder and Owner of Securities is deemed to acknowledge reliance by all other Holders and Owners of Securities upon the foregoing provisions of this Section 6.02.

          Section 6.03.     Requests by Holders.

          Any request permitted by this Trust Agreement to be made by Holders or Owners of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or Owners in person or by an agent duly appointed in writing. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section. The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Trustee receiving the same deems sufficient. The ownership of Securities shall be proved by the Securities Register. If any dispute shall arise among the Holders or the Trustees with respect to the authenticity or validity of any request of such Holder under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES

          Section 7.01.     Representations and Warranties of the Property Trustee and the Delaware Trustee.

          The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of GE Capital and the Holders that:

          (a)          the Property Trustee is a New York banking corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

          (b)          the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

          (c)          the Delaware Trustee is a Delaware banking corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

          (d)          the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

          (e)          this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

          (f)          the execution, delivery and performance of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Articles of Association or By-laws of the Property Trustee or the Delaware Trustee, or (ii) violate any law, governmental rule or regulation of the United States of America governing the banking or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context); and

          (g)          neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law of the United States of America governing the banking or trust powers of the Property Trustee or the Delaware Trustee, as the case may be.

          Section 7.02.     Representations and Warranties of Sponsor.

          GE Capital hereby represents and warrants for the benefit of the Holders that the Securities issued on the Settlement Date on behalf of the Trust have been duly authorized and, upon their execution, authentication, delivery and issuance in accordance with the terms hereof and of the Dealer Manager Agreement, the Exchange Agent Agreement and the Common Securities Subscription Agreement, will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement.

ARTICLE 8
THE TRUSTEES

          Section 8.01.     Certain Duties and Responsibilities.

          (a)          The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Whether or not therein expressly so provided and except as provided in Section 8.03(g), every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.01. Nothing in this Trust Agreement shall be construed to release any Administrative Trustee from liability for his or her own negligent action, his or her own negligent failure to act, or his or her own willful misconduct. To the extent that, at law or in equity, a Trustee has duties and liabilities relating to the Trust or to the Holders, such Trustee shall not be liable to the Trust or to any Holder for such Trustee’s good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders, to the fullest extent permitted by applicable law, to replace such other duties and liabilities of the Trustees.

          (b)          All payments made by the Property Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

          (c)          If a Trust Event of Default has occurred and is continuing, the Property Trustee shall enforce this Trust Agreement for the benefit of the Holders.

          Notwithstanding the foregoing, the occurrence of an Exchange Event in connection with a Debenture Event of Default in accordance with the provisions of Section 9.02 shall be deemed to cure the corresponding Trust Event of Default.

          (d)          The Property Trustee, before the occurrence of a Trust Event of Default and after the curing of all Trust Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement (including pursuant to Section 10.09), and no implied covenants shall be read into this Trust Agreement against the Property Trustee. If a Trust Event of Default has occurred and is continuing, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (e)          No provision of this Trust Agreement shall be construed to relieve the Property Trustee or the Delaware Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of a Trust Event of Default and after the curing or waiving of all such Trust Events of Default that may have occurred:

              (A)          the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement (including pursuant to Section 10.09), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement (including pursuant to Section 10.09); and

              (B)          in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Trust Agreement;

              (ii)       the Property Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

              (iii)      the Property Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Trust Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

              (iv)      the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with GE Capital; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.01 and except to the extent otherwise required by law;

              (v)       the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees, GE Capital or any other Person with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Trustee, or GE Capital or any other Person; and

              (vi)      no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

          (f)          The Administrative Trustees shall not be responsible for monitoring the compliance by the other Trustees or GE Capital with their respective duties under this Trust Agreement, nor shall any Administrative Trustee be liable for the default or misconduct of any other Administrative Trustee, the other Trustees or GE Capital.

          (g)          Under no circumstances shall the Trustees have the power to have any dispute concerning the interpretation of the Trust or its administration resolved by mediation, arbitration or other procedure for alternative dispute resolution.

          Section 8.02.     Certain Notices.

          Within 30 days after the occurrence of a Trust Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.07, notice of such Trust Event of Default to the Holders, the Administrative Trustees and GE Capital, unless such Trust Event of Default shall have been cured or waived. Within five Business Days after the receipt of notice from GE Capital of GE Capital’s exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.07, notice of such exercise to the Holders, unless such exercise shall have been revoked.

          Section 8.03.     Certain Rights of Property Trustee.

          Subject to the provisions of Section 8.01:

          (a)          the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b)          if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then the Property Trustee shall deliver a notice to GE Capital requesting GE Capital’s opinion as to the course of action to be taken, and the Property Trustee shall be fully protected in taking such action, or refraining from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by GE Capital; provided, however, that if the Property Trustee does not receive such instructions of GE Capital within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Holders, in which event the Property

Trustee shall have no liability except for its own bad faith or willful misconduct; provided that the provisions of this Section 8.03(b) shall not apply at any time when there shall have occurred and be continuing a default by GE Capital with respect to any of its covenants and other obligations under the Indenture;

          (c)          unless otherwise provided herein, any direction or act of GE Capital contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers’ Certificate;

          (d)          any direction or act of an Administrative Trustee contemplated by this Trust Agreement shall be sufficiently evidenced by a certificate executed by such Administrative Trustee and setting forth such direction or act;

          (e)          the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

          (f)          the Property Trustee may consult with counsel (which counsel may be counsel to GE Capital or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

          (g)          the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request of any or all of the Holders or Owners of Securities pursuant to this Trust Agreement, and if the Property Trustee chooses to act pursuant to any such request,

               (i)          the Property Trustee may, as a condition to the taking or the refraining from the taking of any action pursuant to such request, require one or more Owners of Securities that are Qualified U.S. Holders to offer to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request, and

(ii) it will incur no liability to any Person except for its bad faith or willful misconduct;

          (h)          the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of the Sponsor pursuant to this Trust Agreement at any time that there shall have occurred and be continuing a default by GE Capital with respect to any of its covenants and other obligations under the Indenture and at all other times unless the Sponsor shall have offered to the Property Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction and unless compliance with such request or direction does not violate this Trust Agreement or any rule of law;

          (i)          the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice,

request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

          (j)          the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and shall not be liable for any act or omission of such agent or attorney selected with due care;

          (k)          whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive a request from Holders or Owners of Securities with respect to the enforcement of any remedy or right or taking any other action hereunder, the Property Trustee (i) may request non-binding requests from one or more Holders or Owners of Securities in accordance with the provisions of Section 6.01(c), (ii) may refrain from enforcing such remedy or right or taking such other action until such requests are received (subject to Section 6.01(b), which provides that the Property Trustee has no obligation to exercise such remedy or right or take such action), and (iii) shall be entitled to require indemnity satisfactory to it from one or more Owners of Securities that are Qualified U.S. Holders as a condition to the taking of such action, and be protected in acting in furtherance of such request, in each case, in accordance with the provisions of Section 8.03(g);

          (l)          the Property Trustee shall not be liable for any action, taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

          (m)          except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

          (n)          in no event shall the Property Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit); and

          (o)          the Property Trustee shall not be deemed to have notice of any Trust Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Securities and this Trust Agreement.

          No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Trustee shall be construed to be a duty. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Property Trustee shall extend to each of the

Securities Registrar, the Paying Agent and the Delaware Trustee and shall be subject to the provisions of this Article 8.

          Section 8.04.     Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the certificates evidencing the Securities shall be taken as the statements of the Trust and the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representation as to the validity or sufficiency of this Trust Agreement or the Trust Securities.

          The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless an officer of the Property Trustee assigned to its Corporate Trust Office shall have received written notice from GE Capital or any other Trustee that such funds are not legally available.

          Section 8.05.     May Hold Securities.

          Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.08 and 8.13, and except as provided in the definition of the term “Outstanding” in Article 1, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

          Section 8.06.     Compensation; Indemnity; Fees.

          The Sponsor agrees:

          (a)          to pay to the Trustees from time to time such reasonable compensation for all services rendered by them hereunder as may be agreed by GE Capital and the Trustees from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b)          except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their own negligence, bad faith or willful misconduct; and

          (c)          to the fullest extent permitted by applicable law, to indemnify and hold harmless:

(i) each Trustee,

(ii) any Affiliate of any Trustee, any officer, director, shareholder, employee, representative or agent of any Trustee, and

(iii) any employee or agent of the Trust (referred to herein as an “Indemnified Person”)

from and against any loss, damage, liability, action, suit, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or the administration of this Trust Agreement or any act or omission performed or omitted by such Indemnified Person on behalf of the Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, action, suit or claim incurred by such Indemnified Person by reason of negligence (solely in the case of the Property Trustee and the Delaware Trustee), bad faith or willful misconduct with respect to such acts or omissions.

          The provisions of this Section 8.06 shall survive the termination of this Trust Agreement and the removal or resignation of any Trustee and the Securities Registrar and Paying Agent shall be entitled to the benefits of this Section 8.06. No Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.06.

          Notwithstanding any provision of law or equity, GE Capital and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper.

          Notwithstanding any provision of law or equity, neither GE Capital nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor and any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Notwithstanding any provision of law or equity, any Trustee may engage or be interested in any financial or other transaction with GE Capital or any Affiliate of GE Capital, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of GE Capital or its Affiliates.

          Section 8.07.     Corporate Property Trustee Required; Eligibility of Trustees.

          (a)          There shall at all times be a Property Trustee hereunder with respect to the Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Securities shall cease to be eligible in accordance with the provisions of this Section 8.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 8. At the time of appointment, the Property Trustee must have securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization.

          (b)     There shall at all times be one or more Administrative Trustees hereunder with respect to the Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

          (c)     There shall at all times be a Delaware Trustee with respect to the Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware, or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

          Section 8.08.     Conflicting Interests.

          (a)     If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

          (b)     The Guarantee Agreement and the Indenture shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          Section 8.09.     Co-Trustees and Separate Trustee.

          Unless and until a Debenture Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Administrative Trustees shall have the power to appoint one or more Persons either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States, or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity. In case a Debenture Event of Default shall have occurred and be continuing, the Property Trustee alone shall have the power to make such appointment and, upon the written request of the Property Trustee, GE Capital and the Administrative Trustees shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, such co-trustee or separate trustee. Should any written instrument from GE Capital be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by GE Capital. Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (a)     The certificates evidencing the Securities shall be executed by one or more Administrative Trustees, and the Securities shall be authenticated and delivered by the Property Trustee, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder shall be exercised solely by the Property Trustee and not by such co-trustee or separate trustee.

          (b)     The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (c)     The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of GE Capital, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of GE Capital. Upon the written request of the Property Trustee, GE Capital shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigning or removed may be appointed in the manner provided in this Section.

          (d)     No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

          (e)     The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

          (f)     Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

          Section 8.10.     Resignation and Removal; Appointment of Successor.

          No resignation or removal of any Trustee (the “Relevant Trustee”) and no appointment of a successor Trustee pursuant to this Article 8 shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

          Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Holders and by appointing a successor Relevant Trustee. The Relevant Trustee shall appoint a successor by requesting (on a form provided by the Administrative Trustees) a fee schedule to serve as the Relevant Trustee from each of at least three Persons meeting the applicable eligibility requirements, and selecting the Person who agrees to the lowest expenses and charges. If the instrument of acceptance by the successor

Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of GE Capital, in the case of the Property Trustee and the Delaware Trustee, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

          The Property Trustee and the Administrative Trustees, or any of them, may be removed at any time by Act of the Holder of the Common Securities delivered to the Relevant Trustee; provided that the Holder of the Common Securities may not so remove the Property Trustee following the occurrence of a default in the performance by the Sponsor of any of its obligations under the Indenture that has not been cured (regardless of whether such default would, with notice or the passage of time or both, constitute a Debenture Event of Default under the Indenture).

          The Holders and Owners of Trust Securities shall have no power of removal or appointment with respect to any of the Trustees.

          If a resigning Property Trustee or Delaware Trustee shall fail to appoint a successor, or if the Property Trustee or the Delaware Trustee shall be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of the Property Trustee or the Delaware Trustee for any cause, the Holder of the Common Securities by Act of such Holder delivered to the Relevant Trustee shall appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11.

          The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 10.07 and shall give notice to GE Capital and to the Administrative Trustees. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

          Notwithstanding the foregoing or any other provision of this Trust Agreement, if any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor being a Person who satisfies the eligibility requirement for the Delaware Trustee set forth in Section 8.07).

          Section 8.11.     Acceptance of Appointment by Successor.

          In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (if requested by GE Capital) and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the Trust, and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee, other than the filing of an amendment to the Certificate of Trust to the extent required under the Delaware Statutory Trust Act; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust.

          Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

          No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article 8.

          Section 8.12.     Merger, Conversion, Consolidation or Succession to Business.

          Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural Person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person, succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article 8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, other than the filing of an amendment to the Certificate of Trust to the extent required under the Delaware Statutory Trust Act.

          Section 8.13.     Preferential Collection of Claims Against the Sponsor or the Trust.

          If and when the Property Trustee shall be or become a creditor of GE Capital or the Trust (or any other obligor upon the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against GE Capital or the Trust (or any such other obligor).

          Section 8.14.     Property Trustee May File Proofs of Claim.

          In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a)     to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b)     to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

          Section 8.15.     Reports by Property Trustee.

          Within sixty (60) days after [September 30] of each year commencing with [September 30], 2010, the Property Trustee shall provide to the Holders of the Securities such reports as are required by Section 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act, which reports shall be as of a date no more than sixty (60) days prior thereto. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act. GE Capital will promptly notify the Property Trustee when any Trust Securities are listed on any stock exchange.

          Section 8.16.     Reports to the Property Trustee.

          Each of GE Capital and the Administrative Trustees shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such documents, reports and information to the Property Trustee is for informational purposes only and the Property Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including GE Capital’s or the Administrative Trustees’ compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers’ Certificates). GE Capital and the Administrative Trustees shall annually file with the Property Trustee an Officers’ Certificate specifying whether such Person is in compliance with all of the terms and covenants applicable to such Person hereunder no later than 120 days after the end of each calendar year.

          Section 8.17.     Evidence of Compliance with Conditions Precedent.

          Each of GE Capital and the Administrative Trustees shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act.

Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers’ Certificate.

          Section 8.18.     Number of Trustees.

          (a)     The number of Trustees shall be five, unless the Property Trustee and the Delaware Trustee are the same Person, in which case the number of Trustees shall be four.

          (b)     If a Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

          (c)     The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust.

          Section 8.19.     Delegation of Power.

          (a)     Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b)     The Administrative Trustees shall have power to delegate from time to time to such of their number or to GE Capital the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

          Section 8.20.     Consent to Jurisdiction.

          Each of the Trustees acknowledges, agrees and consents to be subject to the jurisdiction of the courts of the State of Delaware pursuant to Sections 3804(b) and (e) of the Delaware Statutory Trust Act.

ARTICLE 9
TERMINATION, LIQUIDATION AND MERGER

          Section 9.01.     Termination.

          The Trust shall dissolve immediately upon the occurrence of an Exchange Event or a Termination Event.

          Section 9.02.     Exchange Event.

          (a)     Upon the occurrence of a Debenture Event of Default, the Trust Securities shall automatically (and without the consent of any Applicable Regulatory Authority or requirement that the Trust first terminate) be exchanged for the Trust Debentures (such an event, an “Exchange Event”).

          (b)     If at the time of an Exchange Event, the Trust has funds that are attributable to the payment by GE Capital of interest on, or principal of, the Trust Debentures that have not been distributed to holders of the Securities, such funds will also be distributed pro rata to the Holders in connection with such Exchange Event, subject to the provisions of Section 4.03.

          (c)     Immediately upon the occurrence of an Exchange Event (i) the Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Trust Debentures will be issued to Holders of Securities upon surrender of such certificates to the exchange agent for exchange, (iii) any Securities not so surrendered for exchange will be deemed to represent a Like Amount of Trust Debentures bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities until such certificates are so surrendered and (iv) all rights of Holders holding Securities will cease, except the right of such Holders to receive Trust Debentures upon surrender of Securities (and, to the extent applicable, the right to receive any funds in the Trust attributable to payments by GE Capital of interest on, or principal of, the Trust Debentures that have not been distributed to the Holders).

          (d)     Following the occurrence of an Exchange Event and the automatic exchange of the Securities for Trust Debentures, the Trust shall dissolve and the Trust’s affairs shall be wound up by the Property Trustee and the Administrative Trustees in such manner as the Administrative Trustees determine, subject to the requirements of Section 3808(e) of the Delaware Statutory Trust Act. Thereafter the Trustees shall file a Certification of Cancellation with the Secretary of State of the State of Delaware.

          Section 9.03.     Termination Events.

          The first to occur of any of the following events is a “Termination Event”, upon the occurrence of which the Trust shall dissolve:

          (a)           subject to GE Capital having received any then required approval of any Applicable Regulatory Authority to terminate the Trust, upon the election of GE Capital to dissolve the Trust and to distribute the Debentures to Holders in exchange for the Securities;

(b) the redemption or repayment of all of the Securities in accordance with the provisions of this Trust Agreement; and

(c) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

          Section 9.04.     Termination of Obligations.

          If an Exchange Event or a Termination Event shall occur, the provisions of this Section 9.04 shall apply.

          The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following:

          (a)     the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Trust pursuant to Section 9.05, or upon the redemption of all of the Securities pursuant to Section 4.02;

          (b)     the automatic exchange of the Trust Debentures for the Securities upon the occurrence of an Exchange Event and the concurrent distribution of any funds available for distribution as specified in Section 9.02;

          (c)     the payment of any expenses owed by the Trust;

          (d)     the discharge of all regular duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Holders; and

          (e)     the filing of a Certificate of Cancellation with the Secretary of State of the State of Delaware signed by each of the Trustees.

          Section 9.05.     Liquidation.

          (a)     If a Termination Event specified in clause (a) or (c) of Section 9.03 occurs, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Holder a Like Amount of Trust Debentures, subject to Section 9.05(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Securities at such Holder’s address appearing in the Securities Register. All such notices of liquidation shall:

(i) state the CUSIP Number of the Trust Securities;

(ii) state the Liquidation Date;

          (iii)          state that from and after the Liquidation Date, the Securities will no longer be deemed to be Outstanding and any Securities not surrendered for exchange will be deemed to represent a Like Amount of Debentures, or if Section 9.05(d) applies, a right to receive a Liquidation Distribution; and

          (iv)          provide such information with respect to the procedures by which Holders may exchange Securities for Debentures, or if Section 9.05(d) applies receive a Liquidation Distribution, as the Administrative Trustees shall deem appropriate.

          (b)     Except where Section 9.05(d) or Section 9.05(e) applies, in order to effect the liquidation of the Trust and distribution of the Trust Debentures to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date), and establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Securities.

          (c)     Except where Section 9.05(d) or Section 9.05(e) applies, after the Liquidation Date, (i) the Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Trust Debentures will be issued to Holders of Securities, upon surrender of certificates evidencing such Securities to the exchange agent for exchange, (iii) any Securities not so surrendered for exchange will be deemed to represent a Like Amount of Debentures bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Securities with respect to such Debentures) and (iv) all rights of Holders holding Securities will cease, except the right of such Holders to receive Trust Debentures upon surrender of Securities.

          (d)     If, notwithstanding the other provisions of this Section 9.05, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Trust Debentures in the manner provided herein is determined by the Property Trustee and the Administrative Trustees not to be possible, the Trust Property shall be liquidated, and the Trust’s affairs shall be wound up by the Property Trustee and the Administrative Trustees in such manner as the Administrative Trustees determine, subject to the requirements of the Delaware Statutory Trust Act. In such event, upon the winding-up of the Trust, except with respect to a Termination Event specified in clause (a) of Section 9.03, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law (which liabilities GE Capital shall pay pursuant to Section 4.09), cash in an amount equal to the Liquidation Amount per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such winding up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Trust Securities, except that the Trust Securities shall have a priority over the Common Securities under the circumstances provided in Section 4.03.

          (e)     If a Termination Event specified in clause (b) of Section 9.03 occurs, the Trust Property (if any) shall be liquidated and the Trust’s affairs shall be wound up by the Property Trustee and the Administrative Trustees in such manner as the Administrative Trustees determine, subject to Section 3808 of the Delaware Statutory Trust Act.

          Section 9.06.     Mergers, Consolidations, Amalgamations or Replacements of Trust.

          The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except pursuant to this Section 9.06 or Sections 9.02 and 9.05. At the request of the Holders of the Common Securities, with the consent of the Administrative Trustees and without any requirement for the consent of any other Person, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided that

          (i)     such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Trust Securities, or (b) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (the “Successor Securities”) so long as the Successor Securities have the same priority as the Trust Securities with respect to distributions and payments upon liquidation, redemption and otherwise;

          (ii)     the Sponsor, as issuer of the Trust Debentures, expressly acknowledges a trustee of the successor entity possessing the same powers and duties as the Property Trustee as the holder of the corresponding Trust Debentures;

          (iii)     the Trust Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on each securities exchange or other organization, if any, on which the Trust Securities are then, or had been, listed or quoted;

          (iv)     such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization which assigns ratings to the Trust Securities;

          (v)     such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect;

          (vi)     such successor entity has a purpose substantially identical to that of the Trust;

          (vii)     prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an “investment company” under the Investment Company Act;

          (viii)     prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received a written opinion of nationally recognized tax counsel to the effect that such merger, consolidation, amalgamation, or replacement, conveyance, transfer or lease will not (a) result in a deemed exchange of the Trust Debentures for new Trust Debentures for U.S. federal income tax purposes; or (b) cause the Trust, or cause or permit the successor entity, to be treated as other than a domestic grantor trust or custodial arrangement for U.S. federal income tax purposes; and

          (ix)     GE Capital or its permitted successor or assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement.

          Section 9.07.     Optional Exchange.

          If at any time the Sponsor or any of its Affiliates (in either case, a “Sponsor Affiliated Owner”) is a Holder of any Trust Securities or an owner of beneficial interests therein, such

Sponsor Affiliated Owner shall have the right to deliver to the Property Trustee all or the portion of its Trust Securities or beneficial interests therein as it elects and receive, in exchange therefor, Trust Debentures in an aggregate principal amount equal to the aggregate stated Liquidation Amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, the Trust Securities. Such election (i) shall be exercisable by such Sponsor Affiliated Owner delivering to the Property Trustee a written notice of such election (A) specifying the Liquidation Amount of the Trust Securities with respect to which such election is being made, (B) containing the broker participant number through which such Trust Securities will be delivered to the Property Trustee through DTC, and (C) specifying the date on which such exchange shall occur, which may be any date other than the record date for any Distribution or a date from such record date to and including the Distribution Payment Date for such Distribution, and (ii) shall be conditioned upon such Sponsor Affiliated Owner having delivered or caused to be delivered to the Property Trustee or its designee the Trust Securities that are the subject of such election by 10:00 a.m. New York time, on the date on which such exchange is to occur. After the exchange, such Trust Securities shall be cancelled and shall no longer be deemed to be Outstanding and all rights of the Sponsor Affiliated Owner with respect to such Trust Securities shall cease, including the right to receive accumulated but unpaid Distributions thereon. If such Trust Securities are held in book-entry form, upon such exchange, the Property Trustee, in its capacity as Securities Registrar, shall cause an annotation to be made on the Global Trust Securities certificate or certificates evidencing the beneficial interest in such Trust Securities to evidence the reduction in the Liquidation Amount thereof resulting from such cancellation.

ARTICLE 10
MISCELLANEOUS PROVISIONS

          Section 10.01.     Limitation of Rights of Holders.

          The death, termination, dissolution, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in the Securities shall not operate to terminate this Trust Agreement, nor dissolve, terminate or annul the Trust, nor entitle the legal representatives, successors or heirs of such Person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          All parties to this Trust Agreement agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit against any Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this paragraph shall not apply to any suit instituted by any Trustee.

          Section 10.02. Amendment.

          (a)     This Trust Agreement may be amended from time to time by the Administrative Trustees and the Holders of all of the Common Securities, without the consent of any Holder of the Trust Securities, the Property Trustee or the Delaware Trustee to do any of the following, provided (i) such amendment will not materially adversely affect the interests of any Holder of Trust Securities, the Property Trustee or the Delaware Trustee, or impose any additional duty or obligation on the Property Trustee or the Delaware Trustee; (ii) GE Capital has received a written opinion of nationally recognized tax counsel to the effect that the amendment or the exercise of any power granted to any Trustee of the Trust in accordance with the amendment will not result in a deemed exchange of Trust Debentures for new Trust Debentures for U.S. federal income tax purposes; (iii) GE Capital has received a written opinion of nationally recognized tax counsel to the effect that such amendment will not cause the Trust to be classified for U.S. federal income tax purposes as other than (x) a domestic grantor trust or custodial arrangement, or (y) a foreign trust provided that such treatment would not have any adverse U.S. federal income tax consequences to the Sponsor, the Trust, or Owners of the Trust Securities; and (iv) such amendment will not cause the Trust to be required to register as an “investment company” under the Investment Company Act:

(1) cure any ambiguity or correct or supplement any provisions in this Trust Agreement that may be inconsistent with any other provision;

          (2)     make any other provisions with respect to matters or questions arising under, or make any other modification or amendment with respect to, this Trust Agreement, including, without limitation, to confer additional rights upon Holders of the Trust Securities with respect to the Trust Securities or the Trust Debentures;

          (3)     modify, eliminate or add to any provisions of the Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for U.S. federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding, to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act, or to ensure the treatment of the Trust Securities as any particular category of regulatory capital under prevailing rules and regulations of any Applicable Regulatory Authority;

          (4)     modify, eliminate or add to any provisions of the Trust Agreement following a “Change in Law” to provide, to the extent possible, that the Holders of the Trust Securities will have the same legal rights with respect to the Trust Debentures as if they held those Trust Debentures directly, provided that such Change in Law permits such amendment without adverse U.S. federal income tax consequences to the Sponsor, the Trust or Owners of the Trust Securities; or

          (5)     conform the terms of this Trust Agreement to the description thereof, the Trust Securities and the Trust’s Common Securities in the Prospectus (which will be deemed to not materially adversely affect the interests of any Holder of Trust Securities, the Property Trustee or the Delaware Trustee, or impose any additional duty or obligation on the Property Trustee or the Delaware Trustee).

          (b)          Except as provided in Section 10.02(a) (or as may otherwise be provided in an amendment in connection with a Change in Law pursuant to clause (4) of Section 10.02(a)), no provision of this Trust Agreement may be amended whether with the consent of Holders of the Securities or otherwise.

          (c)          In addition to and notwithstanding any other provision in this Trust Agreement, this Trust Agreement may not be amended to change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date (subject to any amendment to the terms hereof pursuant to Section 10.02(b) which provides that such amendment may be made with the consent of each Holder of Trust Securities affected thereby).

          (d)          In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to GE Capital, the Property Trustee and the Delaware Trustee a copy of such amendment.

          (e)          The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers’ Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

          (f)          Any such amendment shall become effective when written notice thereof is given to the Property Trustee, the Delaware Trustee and the Holders of the Trust Securities.

          Section 10.03. Separability.

          In case any provision in this Trust Agreement or in the Trust Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 10.04. Governing Law.

          The validity and construction of this Trust Agreement and all amendments hereto shall be governed by the laws of the State of Delaware, and the rights of all parties hereto and the effect of every provision hereof shall be subject to and construed according to the laws of the State of Delaware without regard to the conflicts of law provisions thereof; provided, however, that the parties hereto and the Holders and Owners of the Securities intend that the provisions hereof shall control over any contrary or limiting statutory or common law of the State of Delaware (other than the Delaware Statutory Trust Act) and that, to the maximum extent permitted by applicable law, there shall not be applicable to the Trust, the Trustees, the Holders and Owners of the Securities, or this Trust Agreement any provision of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Act) pertaining to trusts that relate to or regulate in a manner inconsistent with the terms hereof: (a) fees or other sums payable to trustees, officers, agents or employees of a trust, (b) the existence of rights or interests (beneficial or otherwise) of beneficial owners of a trust, (c) the ability of beneficial owners or other persons to terminate or dissolve a trust, or (d) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees or beneficial owners that are inconsistent with the limitations on liability or authorities and powers of the Trustees or the

Holders set forth or referenced in this Trust Agreement. Sections 3540, 3542 and 3561 of Title 12 of the Delaware Code shall not apply to the Trust.

          Section 10.05. Successors.

          This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to GE Capital, the Trust and any Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving GE Capital that is permitted under Article Eleven of the Indenture and pursuant to which the assignee agrees in writing to perform GE Capital’s obligations hereunder, GE Capital shall not assign its obligations hereunder.

          Section 10.06. Headings.

          The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

          Section 10.07. Reports, Notices and Demands.

          Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Sponsor may be given or served in writing by deposit thereof, first-class, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed:

          (a)          in the case of a Holder of Trust Securities, to such Holder as such Holder’s name and address may appear on the Securities Register; and

          (b)          in the case of the Holder of the Common Securities or GE Capital, to General Electric Capital Corporation, 3135 Easton Turnpike, Fairfield, Connecticut 06828, Attention: Associate General Counsel, Corporate Treasury, or to such other address as may be specified in a written notice by GE Capital to the Property Trustee.

          Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

          Such notice, demand or other communication to or upon GE Capital or the Holder of the Common Securities shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by GE Capital or the Holder of the Common Securities, as the case may be.

          Any notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Property Trustee, the Delaware Trustee, the Administrative Trustees or the Trust shall be given in writing addressed to such Person as follows:

          (a)          with respect to the Property Trustee, to The Bank of New York Mellon, 101 Barclay Street, 8W, New York, New York 10286 or to such other address as may be specified in a written notice by the Property Trustee to GE Capital,

          (b)          with respect to the Delaware Trustee, to BNY Mellon Trust of Delaware, 100 White Clay Center, Suite 102, Newark, DE 19711 or to such other address as may be specified in a written notice by the Delaware Trustee to GE Capital,

          (c)          with respect to the Administrative Trustees, to them at the address above for notices to GE Capital, marked “Attention: Administrative Trustees of GE Capital Trust I”; and

          (d)          with respect to the Trust, to its principal office specified in Section 2.02, with a copy to the Property Trustee.

Such notice, demand or other communication to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Property Trustee or such Administrative Trustee.

          Section 10.08. Agreement Not to Petition.

          Each of the Trustees and GE Capital agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article 9, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including the United States Bankruptcy Code) (collectively, “Bankruptcy Laws”) or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. If GE Capital takes action in violation of this Section 10.08, the Property Trustee agrees, for the benefit of Holders, that at the expense of GE Capital, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by GE Capital against the Trust or the commencement of such action and raise the defense that GE Capital has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert.

          Section 10.09. Trust Indenture Act; Conflict with Trust Indenture Act.

          (a)          This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions. For the avoidance of doubt, the provisions of the Trust Indenture Act that are not required to be part of this Trust Agreement are not part of this Trust Agreement.

          (b)          The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

          (c)          If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

          (d)          If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Trust Agreement as so modified or shall be excluded, as the case may be.

          (e)          The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          Section 10.10. Acceptance of Terms of Trust Agreement, Guarantee Agreement and Indenture.

          THE RECEIPT AND ACCEPTANCE OF A SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE AGREEMENT, THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

          Section 10.11. Intention of the Parties.

          It is the intention of the parties hereto that the Trust be classified for U.S. federal income tax purposes as a domestic grantor trust. The provisions of this Trust Agreement shall be interpreted in a manner consistent with that classification.

          Section 10.12. Force Majeure.

          In no event shall the Trustees be responsible or liable for any failure or delay in the performance of their obligations hereunder arising out of or caused by, directly or indirectly, forces beyond their control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustees shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

          Section 10.13. Waiver of Jury Trial.

          EACH OF THE SPONSOR AND THE TRUSTEES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT, THE TRUST SECURITIES, THE TRUST DEBENTURES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

* * *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Trust Agreement.

GENERAL ELECTRIC CAPITAL CORPORATION, as Sponsor

By:

Name:
Title:

THE BANK OF NEW YORK MELLON, as Property Trustee

By:

Name:
Title:

BNY MELLON TRUST OF DELAWARE as Delaware Trustee

By:

Name:
Title:

Name: ●
as Administrative Trustee

Name: ●
as Administrative Trustee

Name: ●
as Administrative Trustee

EXHIBIT A

CERTIFICATE OF TRUST
OF
GE CAPITAL TRUST I

[Insert Certificate of Trust]

A-1

EXHIBIT B

[FORM OF COMMON SECURITIES CERTIFICATE]

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT.

Certificate Number	Number of Common Securities 5

Certificate Evidencing Common Securities

of

GE Capital Trust I

6.375% Fixed to Floating Rate Common Securities

(liquidation amount $1,000 per Common Security)

          GE Capital Trust I, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that General Electric Capital Corporation (the “Holder”) is the registered owner of five (5) common securities of the Trust representing common undivided beneficial interests in the assets of the Trust and designated the 6.375% Fixed to Floating Rate Common Securities (liquidation amount $1,000 per Common Security) (the “Common Securities”). Except in accordance with Section 5.11 of the Trust Agreement (as defined below), the Common Securities are not transferable and, to the fullest extent permitted by law, any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of March ●, 2010, as the same may be amended from time to time (the “Trust Agreement”), among General Electric Capital Corporation, as Sponsor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware Trustee, the Administrative Trustees named therein, and the Holders, from time to time, of undivided beneficial interests in the assets of the Trust including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          UPON RECEIPT OF THIS CERTIFICATE, THE HOLDER IS BOUND BY THE TRUST AGREEMENT AND IS ENTITLED TO THE BENEFITS THEREUNDER.

          Terms used but not defined herein have the meanings set forth in the Trust Agreement.

          IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate on behalf of the Trust this ● day of ●.

GE Capital Trust I

By:

Name:
Administrative Trustee

PROPERTY TRUSTEE’S CERTIFICATE OF AUTHENTICATION

          This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

THE BANK OF NEW YORK MELLON, as Property Trustee

By:

Authorized Signatory

Exhibit C

[FORM OF TRUST SECURITIES CERTIFICATE]

THIS TRUST SECURITY IS A GLOBAL TRUST SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE OF A CLEARING AGENCY. THIS TRUST SECURITY IS EXCHANGEABLE FOR TRUST SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT.

UNLESS THIS TRUST SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO GE CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[NO TRUST SECURITIES CERTIFICATE OR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT TO A TRANSFEREE THAT IS DEEMED TO REPRESENT AND WARRANT EITHER THAT (A) IT IS NOT (AND FOR SO LONG AS IT HOLDS SUCH TRUST SECURITIES CERTIFICATE OR ANY INTEREST THEREIN WILL NOT BE) AND IT IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH TRUST SECURITIES CERTIFICATE OR ANY INTEREST THEREIN WILL NOT BE ACTING ON BEHALF OF) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I, PART 4 OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN OR ACCOUNT TO WHICH SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN SUCH ENTITY OR A FOREIGN, CHURCH OR GOVERNMENTAL PLAN WHICH IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH TRUST SECURITIES CERTIFICATE OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A FOREIGN, CHURCH OR GOVERNMENTAL PLAN, A VIOLATION OF SIMILAR LAW).]

Certificate Number: R-●	Number of Trust Securities: ●
CUSIP No.: ●

Certificate Evidencing Trust Securities

of

GE Capital Trust I

6.375% Fixed to Floating Rate Trust Securities

(liquidation amount $1,000 per Trust Security)

          GE Capital Trust I, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that Cede & Co. (the “Holder”) is the registered owner of ● Trust Securities of the Trust representing an undivided preferred beneficial interest in the assets of the Trust and designated the GE Capital Trust I 6.375% Fixed to Floating Rate Trust Securities (liquidation amount $1,000 per Trust Security) (the “Trust Securities”). The Trust Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.05 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Securities are set forth in, and this certificate and the Trust Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of March ●, 2010 as the same may be amended from time to time (the “Trust Agreement”), among General Electric Capital Corporation, as Sponsor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware Trustee, the Administrative Trustees named therein, and the Holders, from time to time of undivided beneficial interests in the assets of the Trust including the designation of the terms of the Trust Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by General Electric Capital Corporation, a Delaware corporation, and The Bank of New York Mellon, as guarantee trustee, dated as of March ●, 2010, as the same may be amended from time to time (the “Guarantee Agreement”), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office. Capitalized terms used herein shall, unless otherwise specified, have the respective meanings ascribed thereto in the Trust Agreement.

          UPON RECEIPT OF THIS CERTIFICATE, THE HOLDER IS BOUND BY THE TRUST AGREEMENT AND IS ENTITLED TO THE BENEFITS THEREUNDER.

          IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate on behalf of the Trust this ● day of ●.

GE CAPITAL TRUST I

By:

Name:
Title: Administrative Trustee

PROPERTY TRUSTEE’S CERTIFICATE OF AUTHENTICATION

          This is one of the Trust Securities referred to in the within-mentioned Trust Agreement.

THE BANK OF NEW YORK MELLON, as Property Trustee

By:

Authorized Signatory

ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Trust Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Trust Security)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

Exhibit D

GE CAPITAL TRUST I

FORM OF CERTIFICATION OF U.S. STATUS
FOR EXECUTION IN THE UNITED STATES

State of

County of

          This certification is being made by a beneficial owner of 6.375% Fixed to Floating Rate Trust Securities pursuant to Section 8.03 of the Amended and Restated Trust Agreement of GE Capital Trust I, dated March [●], 2010.

1.	The exact legal name of the undersigned is:

2.	The undersigned’s address is:

3.	For U.S. federal income tax purposes, the undersigned is (check one):

	☐	a U.S. citizen

	☐	an individual who is a U.S. resident alien

	☐	a partnership, or other entity treated as a partnership for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

	☐	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

☐

a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person

	☐	an estate the income of which is subject to U.S. federal income taxation regardless of its source

D-1

4.	The undersigned’s U.S. taxpayer identification number is:

5.	The undersigned is making the following request of the Property Trustee (please describe request and attach any schedules if necessary):

6.	The undersigned has agreed to provide the following indemnification to the Property Trustee in connection with the request described in Item 5 above (check all that apply):

☐	none

☐	cash (specify amount):	$

☐	other (please describe):

7.

In making the request described in Item 5 above and providing any indemnification described in Item 6 above, the undersigned is acting solely for its own account and not in connection with any understanding or arrangement, including a reimbursement agreement, that has a purpose to enable any other person to provide indirect indemnification to the Property Trustee.

8.	The undersigned acknowledges that this certification may be disclosed to the Internal Revenue Service by GE Capital Trust I or General Electric Capital Corporation.

          The undersigned declares under penalty of perjury that the statements above and any schedules attached to this certification are true, correct and complete.

Executed on		By:

	[Date]		Name:

Subscribed to and sworn before me this ________ day of __________[month], _______[year],

(Signature of Notary)	(Seal of Notary)

D-2

Exhibit E

GE CAPITAL TRUST I

FORM OF CERTIFICATION OF U.S. STATUS
FOR EXECUTION OUTSIDE THE UNITED STATES

          This certification is being made by a beneficial owner of 6.375% Fixed to Floating Rate Trust Securities pursuant to Section 8.03 of the Amended and Restated Trust Agreement of GE Capital Trust I, dated March [●], 2010.

1.	The exact legal name of the undersigned is:

2.	The undersigned’s address is:

3.	For U.S. federal income tax purposes, the undersigned is (check one):

	☐	a U.S. citizen

	☐	an individual who is a U.S. resident alien

	☐	a partnership, or other entity treated as a partnership for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

	☐	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

☐

a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person

	☐	an estate the income of which is subject to U.S. federal income taxation regardless of its source

4.	The undersigned’s U.S. taxpayer identification number is:

E-1

5.	The undersigned is making the following request of the Property Trustee (please describe request and attach any schedules if necessary):

6.	The undersigned has agreed to provide the following indemnification to the Property Trustee in connection with the request described in Item 5 above (check all that apply):

☐	none

☐	cash (specify amount): $

☐	other (please describe):

7.

In making the request described in Item 5 above and providing any indemnification described in Item 6 above, the undersigned is acting solely for its own account and not in connection with any understanding or arrangement, including a reimbursement agreement, that has a purpose to enable any other person to provide indirect indemnification to the Property Trustee.

8.	The undersigned acknowledges that this certification may be disclosed to the Internal Revenue Service by GE Capital Trust I or General Electric Capital Corporation.

          The undersigned declares under penalty of perjury under the laws of the United States of America that the statements above and any schedules attached to this certification are true, correct and complete.

Executed on		By:

	[Date]		Name:

Subscribed to and sworn before me this ________ day of __________[month], _______[year],

(Signature of Notary)	(Seal of Notary)

E-2

Exhibit F

GE CAPITAL TRUST I

FORM OF CERTIFICATION OF QUALIFIED AGENT
FOR EXECUTION IN THE UNITED STATES

State of_____________________

County of__________________

          This certification is being made pursuant to Section 6.02 of the Amended and Restated Trust Agreement of GE Capital Trust I (the “Trust”), dated March [●], 2010, in connection with a derivative or similar action in the name of the Trust or one or more trustees of the Trust (the “Derivative Action”).

1.	The exact legal name of the undersigned is:

2.	The undersigned’s address is:

3.	For U.S. federal income tax purposes, the undersigned is (check one):

	☐	a U.S. citizen

	☐	an individual who is a U.S. resident alien

	☐	a partnership, or other entity treated as a partnership for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

	☐	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

☐

a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person

	☐	an estate the income of which is subject to U.S. federal income taxation regardless of its source

F-1

4.	The undersigned’s U.S. taxpayer identification number is:

5.

The undersigned has been irrevocably appointed by the following beneficial owner(s) of 6.375% Fixed to Floating Rate Trust Securities (the “Beneficial Owners”) with full discretionary powers to act as their agent to initiate, conduct and settle the Derivative Action (attach a schedule if necessary):

Name:	Name:

Address:	Address:

6.	The relief or remedy sought in the Derivative Action is (please describe):

7.	The undersigned is independent of each of the Beneficial Owners and is disinterested in the outcome of the Derivative Action.

8.

Each of the Beneficial Owners has obtained a written opinion of independent, internationally recognized counsel that the appointment of the undersigned as its agent as described in Item 5 above is enforceable under the laws of the jurisdiction of such Beneficial Owner (an “Opinion”). A true and complete copy of each such Opinion is attached to this certification.

9.	The undersigned acknowledges that this certification may be disclosed to the Internal Revenue Service by the Trust or General Electric Capital Corporation.

          The undersigned declares under penalty of perjury that the statements above and any schedules attached to this certification (other than the Opinions) are true, correct and complete.

Executed on		By:

	[Date]		Name:

Subscribed to and sworn before me this ________ day of __________[month], _______[year],

(Signature of Notary)	(Seal of Notary)

F-2

Exhibit G

GE CAPITAL TRUST I

FORM OF CERTIFICATION OF QUALIFIED AGENT
FOR EXECUTION OUTSIDE THE UNITED STATES

          This certification is being made pursuant to Section 6.02 of the Amended and Restated Trust Agreement of GE Capital Trust I (the “Trust”), dated March [●], 2010, in connection with a derivative or similar action in the name of the Trust or one or more trustees of the Trust (the “Derivative Action”).

1.	The exact legal name of the undersigned is:

2.	The undersigned’s address is:

3.	For U.S. federal income tax purposes, the undersigned is (check one):

	☐	a U.S. citizen

	☐	an individual who is a U.S. resident alien

	☐	a partnership, or other entity treated as a partnership for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

	☐	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia

☐

a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person

	☐	an estate the income of which is subject to U.S. federal income taxation regardless of its source

4.	The undersigned’s U.S. taxpayer identification number is: ___________________________________________________________________________

G-1

5.

The undersigned has been irrevocably appointed by the following beneficial owner(s) of 6.375% Fixed to Floating Rate Trust Securities (the “Beneficial Owners”) with full discretionary powers to act as their agent to initiate, conduct and settle the Derivative Action (attach a schedule if necessary):

	Name:	Name:

	Address:	Address:

6.	The relief or remedy sought in the Derivative Action is (please describe):

7.	The undersigned is independent of each of the Beneficial Owners and is disinterested in the outcome of the Derivative Action.

8.

Each of the Beneficial Owners has obtained a written opinion of independent, internationally recognized counsel that the appointment of the undersigned as its agent as described in Item 5 above is enforceable under the laws of the jurisdiction of such Beneficial Owner (an “Opinion”). A true and complete copy of each such Opinion is attached to this certification.

9.	The undersigned acknowledges that this certification may be disclosed to the Internal Revenue Service by the Trust or General Electric Capital Corporation.

          The undersigned declares under penalty of perjury under the laws of the United States of America that the statements above and any schedules attached to this certification (other than the Opinions) are true, correct and complete.

Executed on		By:

	[Date]		Name:

Subscribed to and sworn before me this ________ day of __________[month], _______[year],

(Signature of Notary)	(Seal of Notary)

G-2